                                                                                EXECUTION COPY

==============================================================================================

                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                         as Depositor

                                             and

                                   WILMINGTON TRUST COMPANY

                                       as Owner Trustee

                           ________________________________________

                                       TRUST AGREEMENT

                                  Dated as of March 30, 2006

                           ________________________________________

                               GMACM HOME LOAN TRUST 2006-HLTV1
                             GMACM Home Loan-Backed Certificates,
                                      Series 2006-HLTV1

==============================================================================================

                                      TABLE OF CONTENTS

        Section 3.05. Registration of and Limitations on Transfer and Exchange of

        Section 4.04. No Duties Except as Specified under Specified Documents or in
                          Instructions.....................................................14

        Section 4.05. Restrictions.........................................................14

        Section 4.06. Prior Notice to Certificateholders and the Credit Enhancer with

        Section 11.13.Rights of Credit Enhancer to Exercise Rights of
                          Certificateholders...............................................37

                                      TABLE OF CONTENTS
                                         (CONTINUED)
                                                                                          PAGE

                                           EXHIBITS

        This trust  agreement,  dated as of March 30, 2006 (as amended from time to time,  the
"Trust  Agreement"),  is  between  Residential  Asset  Mortgage  Products,  Inc.,  a  Delaware
corporation,  as  depositor  (the  "Depositor"),  and  Wilmington  Trust  Company,  a Delaware
banking corporation, as owner trustee (the "Owner Trustee").

                                         WITNESSETH:

        WHEREAS,  the  Depositor  and the Owner  Trustee  desire to form a Delaware  statutory trust;

        NOW,  THEREFORE,  In  consideration of the mutual  agreements  herein  contained,  the
Depositor and the Owner Trustee agree as follows:

ARTICLE I

                                         Definitions

Section 1.01.  Definitions.  For all  purposes of this Trust  Agreement,  except as  otherwise expressly  provided herein or unless the context  otherwise  requires,  capitalized terms used herein that are not otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of March 30, 2006 (the  "Indenture"),  between GMACM Home Loan Trust
2006-HLTV1,  as Issuer, and JPMorgan Chase Bank, National  Association,  as Indenture Trustee.
All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02.  Other Definitional Provisions.

(a)     All terms defined in this Trust  Agreement  shall have the defined  meanings when used in any  certificate  or other  document made or delivered  pursuant  hereto  unless  otherwise defined therein.

(b)     As used in this Trust  Agreement  and in any  certificate  or other  document  made or delivered  pursuant  hereto or thereto,  accounting  terms not defined in this Trust Agreement or in any such  certificate or other  document,  and  accounting  terms partly defined in this
Trust  Agreement  or in any such  certificate  or other  document  to the extent not  defined, shall  have  the  respective  meanings  given  to them  under  generally  accepted  accounting principles.  To the extent that the  definitions of accounting  terms in this Trust  Agreement or in any such  certificate  or other  document  are  inconsistent  with the  meanings of such terms under  generally  accepted  accounting  principles,  the  definitions  contained in this
Trust Agreement or in any such certificate or other document shall control.

(c)     The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this  Trust  Agreement  shall  refer  to  this  Trust  Agreement  as a  whole  and  not to any particular  provision of this Trust  Agreement;  Section and Exhibit  references  contained in this Trust  Agreement are  references  to Sections and Exhibits in or to this Trust  Agreement unless otherwise  specified;  the term "including" shall mean "including without  limitation";
"or" shall include  "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

(d)     The  definitions  contained in this Trust  Agreement are applicable to the singular as well as the plural  forms of such terms and to the  masculine  as well as to the  feminine and neuter genders of such terms.

(e)     Any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

ARTICLE II

                                         Organization

Section 2.01.  Name.  The  trust  created  hereby  shall be known as "GMACM  Home  Loan  Trust
2006-HLTV1,"  in which name the Owner Trustee may conduct the business of the Trust,  make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02.  Office.  The office of the Trust  shall be in care of the Owner  Trustee at the
Corporate  Trust  Office  or at such  other  address  in  Delaware  as the Owner  Trustee  may designate by written notice to the Certificateholders and the Depositor.

Section 2.03.  Purposes  and Powers.  The  purpose of the Trust is to engage in the  following activities:

(i)     to issue the Notes  pursuant to the  Indenture and the  Certificates  pursuant to this
Trust Agreement and to sell the Notes and the Certificates;

(ii)    to purchase the Home Loans and to pay the  organizational,  start-up and transactional expenses of the Trust;

(iii)   to  assign,  grant,  transfer,  pledge  and  convey  the Home  Loans  pursuant  to the
Indenture and to hold,  manage and  distribute to the  Certificateholders  pursuant to Section
5.01 any  portion  of the Home Loans  released  from the Lien of,  and  remitted  to the Trust pursuant to, the Indenture;

(iv)    to enter into and perform its obligations  under the Basic Documents to which it is to be a party;

(v)     to  engage  in  those  activities,   including  entering  into  agreements,  that  are
necessary,  suitable or convenient to accomplish  the foregoing or are  incidental  thereto or connected  therewith,  including,  without limitation,  to accept additional  contributions of equity that are not subject to the Lien of the Indenture; and

(vi)    subject to compliance with the Basic Documents,  to engage in such other activities as may be  required  in  connection  with  conservation  of the Trust  Estate  and the  making of distributions to the Securityholders.

The Trust is hereby  authorized  to engage in the  foregoing  activities.  The Trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or  authorized  by the terms of this Trust  Agreement or the other Basic  Documents  while any
Note is outstanding without the consent of the  Certificateholders of Certificates  evidencing a  majority  of  the  aggregate  Certificate  Percentage  Interest  of the  Certificates,  the
Indenture  Trustee,  the Credit Enhancer and the Noteholders of Notes  representing a majority of the aggregate Note Balance of the Notes.

Section 2.04.  Appointment of Owner Trustee.  The Depositor  hereby appoints the Owner Trustee as trustee of the Trust  effective as of the date hereof,  to have all the rights,  powers and duties set forth herein.

Section 2.05.  Initial Capital  Contribution of Trust Estate. In consideration of the delivery by the Owner  Trustee,  on behalf of the Trust,  of the  Securities  to the  Depositor  or its
designee,  upon  the  order  of the  Depositor,  the  Depositor,  as of the  Closing  Date and
concurrently with the execution and delivery hereof,  does hereby transfer,  assign,  set over and  otherwise  convey to the Trust,  without  recourse,  but  subject to the other  terms and provisions of this Trust Agreement,  all of the right,  title and interest of the Depositor in and to the Trust Estate.  The foregoing  transfer,  assignment,  set over and conveyance  does not,  and is not  intended  to,  result in a  creation  or an  assumption  by the Trust of any obligation of the  Depositor or any other Person in connection  with the Trust Estate or under any agreement or instrument relating thereto, except as specifically set forth herein.

        The Owner Trustee,  on behalf of the Trust,  acknowledges  the conveyance to the Trust by the  Depositor,  as of the Closing Date, of the Trust  Estate,  including all right,  title and interest of the Depositor in and to the Trust Estate.  Concurrently  with such  conveyance and in exchange  therefor,  the Trust has pledged the Trust  Estate to the  Indenture  Trustee and has executed the Certificates and the Notes and caused them to be duly  authenticated  and delivered.

Section 2.06.  Declaration  of Trust.  The Owner  Trustee  hereby  declares that it shall hold the Trust  Estate in trust upon and  subject to the  conditions  set forth  herein for the use and  benefit of the  Certificateholders,  subject to the  obligations  of the Trust  under the
Basic  Documents.  It is the  intention  of the  parties  hereto that the Trust  constitute  a statutory  trust under the Statutory  Trust Statute and that this Trust  Agreement  constitute the  governing  instrument  of such  statutory  trust.  Effective as of the date  hereof,  the
Owner Trustee  shall have all rights,  powers and duties set forth herein and in the Statutory
Trust  Statute with respect to  accomplishing  the purposes of the Trust.  It is the intention of the parties  hereto that,  solely for federal,  state and local  income and  franchise  tax purposes,  for so long as 100% of the Certificates are held by a single person or entity,  the
Trust shall be treated as an entity  wholly  owned by such  person or entity,  with the assets of the  entity  being the  Trust  Estate,  and the Notes  being  debt of the  entity,  and the provisions of this Trust  Agreement  shall be interpreted to further this  intention.  If more than one person owns the  Certificates,  it is the  further  intention  of the parties  hereto that solely for  federal,  state and local income and  franchise  tax purposes the Owner Trust shall be  treated  as a  partnership,  with the  assets  of the  partnership  being  the Trust
Estate,  the  partners of the  partnership  being the  Certificateholders  and the Notes being debt of the  partnership.  The  provisions of this Trust  Agreement  shall be  interpreted  to further  such  intentions.  Neither the  Depositor  nor any  Certificateholder  shall have any personal liability for any liability or obligation of the Trust.

Section 2.07.  Title to Trust  Property.  Legal title to the Trust  Estate  shall be vested at all  times in the  Trust  as a  separate  legal  entity  except  where  applicable  law in any jurisdiction  requires  title to any part of the Trust  Estate  to be  vested in a trustee  or trustees,  in which  case  title  shall  be  deemed  to be  vested  in the  Owner  Trustee,  a co-trustee and/or a separate trustee, as the case may be.

Section 2.08.  Situs of Trust.  The Trust will be  located  and  administered  in the State of
Delaware.  All bank  accounts  maintained by the Owner Trustee on behalf of the Trust shall be located  in the  State of  Delaware  or the State of New  York.  The Trust  shall not have any employees in any state other than  Delaware;  provided,  however,  that  nothing  herein shall restrict or prohibit the Owner  Trustee from having  employees  within or without the State of
Delaware or taking  actions  outside  the State of  Delaware  in order to comply with  Section
2.03.  Payments  will be  received by the Trust only in Delaware  or  Illinois,  and  payments will be made by the Trust only from  Delaware or  Illinois.  The only office of the Trust will be at the Corporate Trust Office of the Owner Trustee in Delaware.

Section 2.09.  Representations   and  Warranties  of  the  Depositor.   The  Depositor  hereby
represents and warrants to the Owner Trustee that:

(a)     The  Depositor  is duly  organized  and  validly  existing  as a  corporation  in good standing  under  the laws of the  State of  Delaware,  with  power  and  authority  to own its properties  and to conduct  its  business  as such  properties  are  currently  owned and such business is at present conducted.

(b)     The  Depositor  is duly  qualified  to do  business as a foreign  corporation  in good standing and has obtained all necessary  licenses and approvals in all  jurisdictions in which the  ownership  or lease of its  property or the conduct of its  business  shall  require such qualifications  and in which the failure to so qualify  would have a material  adverse  effect on the  business,  properties,  assets or condition  (financial or otherwise) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

(c)     The Depositor has the power and authority to execute and deliver this Trust  Agreement and to carry out its terms;  the  Depositor  has full power and  authority  to sell and assign the  property  to be sold and  assigned to and  deposited  with the Trust as part of the Trust and the Depositor has duly  authorized  such sale and  assignment  and deposit to the Trust by all necessary  corporate  action;  and the execution,  delivery and  performance of this Trust
Agreement have been duly authorized by the Depositor by all necessary corporate action.

(d)     The  consummation  of the  transactions  contemplated  by this Trust Agreement and the fulfillment  of the terms hereof do not conflict  with,  result in any material  breach of any of the terms and  provisions  of, or  constitute  (with or without  notice or lapse of time) a material  default under,  the articles of  incorporation  or bylaws of the  Depositor,  or any material  indenture,  agreement or other  instrument  to which the  Depositor is a party or by which it is  bound;  nor  result in the  creation  or  imposition  of any Lien upon any of its properties  pursuant to the terms of any such indenture,  agreement or other instrument (other than  pursuant  to  the  Basic  Documents);  nor  violate  any  law  or,  to the  best  of the
Depositor's knowledge,  any order, rule or regulation applicable to the Depositor of any court or of any  federal  or state  regulatory  body,  administrative  agency or other  governmental instrumentality having jurisdiction over the Depositor or its properties.

Section 2.10.  Payment  of Trust  Fees.  The  Owner  Trustee  shall pay the  Trust's  fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.

ARTICLE III

                          Conveyance of the Home Loans; Certificates

Section 3.01.  Conveyance of the Home Loans.  The Depositor,  concurrently  with the execution and delivery hereof,  does hereby  transfer,  convey and assign to the Trust, on behalf of the
Securityholders and the Credit Enhancer,  without recourse,  all its right, title and interest in and to the Initial  Home Loans,  including  but not limited to any rights of the  Depositor under the Purchase  Agreement.  The Depositor  shall also provide the  Indenture  Trustee with the Policy.

        The parties  hereto  intend that,  for non-tax  purposes,  the  transaction  set forth herein be a sale by the  Depositor  to the Trust of all of its right,  title and  interest  in and to the Initial Home Loans.  In the event that, for non-tax  purposes,  the transaction set forth herein is not deemed to be a sale,  the Depositor  hereby grants to the Trust a security interest in all of its right,  title and  interest  in, to and under the  Initial  Home Loans,
all  distributions   thereon  and  all  proceeds  thereof;  and  this  Trust  Agreement  shall constitute a security agreement under applicable law.

Section 3.02.  Initial  Ownership.  Upon the formation of the Trust by the contribution by the
Depositor  pursuant to Section 2.05 and the  conveyance of the Initial Home Loans  pursuant to
Section 3.01 and the issuance of the Certificates, GMACM shall be the sole Certificateholder.

Section 3.03.  Issuance  of  Certificates.   The  Certificates  shall  be  issued  in  minimum
denominations  of a  Percentage  Interest of 10.0000%  and  integral  multiples  of 0.0001% in excess thereof.  The Certificates  shall be issued in  substantially  the form attached hereto as Exhibit A.

        The  Certificates  shall be  executed  on behalf  of the Trust by manual or  facsimile signature  of an  authorized  officer of the Owner  Trustee  and  authenticated  in the manner provided  in  Section  3.04.  Certificates  bearing  the  manual or  facsimile  signatures  of individuals  who were, at the time when such  signatures  shall have been affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and  entitled to the benefit of this
Trust  Agreement,  notwithstanding  that such  individuals or any of them shall have ceased to be so authorized  prior to the  authentication  and delivery of such  Certificates  or did not hold such offices at the date of authentication  and delivery of such  Certificates.  A Person shall  become a  Certificateholder  and shall be  entitled  to the rights  and  subject to the obligations of a  Certificateholder  hereunder upon such Person's  acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

        A transferee of a Certificate shall become a  Certificateholder  and shall be entitled to the rights and  subject  to the  obligations  of a  Certificateholder  hereunder  upon such transferee's  acceptance of a Certificate duly registered in such  transferee's  name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04.  Authentication  of  Certificates.  Concurrently  with  the  acquisition  of the
Initial  Home Loans by the Trust,  the Owner  Trustee or the  Certificate  Paying  Agent shall cause the Certificates in an initial  Percentage  Interest of 100.00% to be executed on behalf of the Trust,  authenticated  and delivered to or upon the written  order of GMACM,  signed by its chairman of the board,  its president or any vice  president,  without  further  corporate
action  by  GMACM,   in   authorized   denominations.   No   Certificate   shall  entitle  the
Certificateholder  thereof  to any  benefit  under this  Trust  Agreement  or be valid for any purpose  unless  there  shall  appear on such  Certificate  a  certificate  of  authentication substantially  in the form set forth in  Exhibit A hereto,  executed  by the Owner  Trustee or the Certificate Paying Agent, by manual signature,  and such  authentication  shall constitute
conclusive   evidence  that  such  Certificate  has  been  duly  authenticated  and  delivered hereunder.  All Certificates shall be dated the date of their authentication.

Section 3.05.  Registration of and Limitations on Transfer and Exchange of  Certificates.  The
Certificate  Registrar  shall  keep or cause to be kept,  at the  office or agency  maintained pursuant  to Section  3.09,  a  Certificate  Register  in which,  subject  to such  reasonable
regulations  as  it  may  prescribe,   the   Certificate   Registrar  shall  provide  for  the
registration  of  Certificates  and of  transfers  and  exchanges  of  Certificates  as herein
provided.  The  Indenture  Trustee  shall  be  the  initial  Certificate  Registrar.   If  the
Certificate  Registrar  resigns or is removed,  the Owner  Trustee  shall  appoint a successor
Certificate Registrar.

        Subject  to  satisfaction  of the  conditions  set forth  below,  upon  surrender  for registration  of transfer of any  Certificate at the office or agency  maintained  pursuant to
Section 3.09,  the Owner Trustee shall execute,  authenticate  and deliver (or shall cause the
Certificate  Registrar as its authenticating  agent to authenticate and deliver),  in the name of the  designated  transferee  or  transferees,  one or more new  Certificates  in authorized denominations  of a like  aggregate  amount  dated  the date of  authentication  by the  Owner
Trustee or any authenticating  agent. At the option of a  Certificateholder,  Certificates may be exchanged for other  Certificates of authorized  denominations  of a like aggregate  amount upon  surrender  of the  Certificates  to be  exchanged  at the  office or  agency  maintained pursuant to Section 3.09.

        Every  Certificate  presented or surrendered for  registration of transfer or exchange shall  be  accompanied  by a  written  instrument  of  transfer  in form  satisfactory  to the
Certificate  Registrar  duly  executed by the  Certificateholder  or such  Certificateholder's attorney  duly  authorized  in writing.  Each  Certificate  surrendered  for  registration  of transfer  or exchange  shall be  cancelled  and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

        No service  charge  shall be made for any  registration  of  transfer  or  exchange of
Certificates,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient  to cover any tax or  governmental  charge  that may be imposed in  connection with any transfer or exchange of Certificates.

        Except as described  below,  each  Certificateholder  shall  establish its non-foreign status by submitting to the  Certificate  Paying Agent an IRS Form W-9 and the  Certificate of
Non-Foreign Status (in substantially the form attached hereto as Exhibit F).

        A  Certificate  may be  transferred  to a  Certificateholder  unable to establish  its non-foreign  status as described in the  preceding  paragraph  only if such  Certificateholder provides an Opinion of Counsel to the  Depositor,  the  Certificate  Registrar  and the Credit
Enhancer,  which Opinion of Counsel shall not be an expense of the Trust,  the Owner  Trustee, the  Certificate  Registrar or the  Depositor,  satisfactory  to the  Depositor and the Credit
Enhancer,  that such  transfer  (1) will not affect the tax status of the Owner  Trust and (2)
will not  adversely  affect  the  interests  of any  Securityholder  or the  Credit  Enhancer, including,  without  limitation,  as a result of the  imposition of any United States  federal withholding  taxes on the Owner Trust (except to the extent that such withholding  taxes would be payable solely from amounts  otherwise  distributable to the Certificate of the prospective transferee).  If such transfer  occurs and such foreign  Certificateholder  becomes subject to such  United  States  federal  withholding  taxes,  any such  taxes  will be  withheld  by the
Indenture  Trustee  at the  direction  of the  Tax  Matters  Partner.  Each  Certificateholder
unable to establish  its  non-foreign  status shall submit to the  Certificate  Paying Agent a copy of its Form W-8-BEN or such  successor  form as required by  then-applicable  regulations and  shall  resubmit  such form  every  three  years or with such  frequency  as  required  by then-applicable regulations.

        No transfer,  sale,  pledge or other disposition of a Certificate shall be made unless
such  transfer,   sale,   pledge  or  other   disposition  is  exempt  from  the  registration
requirements  of the  Securities Act and any applicable  state  securities  laws or is made in accordance  with the  Securities  Act and such state laws. In the event of any such  transfer, the  Certificate  Registrar  or the  Depositor  shall  prior  to  such  transfer  require  the transferee  to execute  (A)  either (i) (a) an  investment  letter in  substantially  the form attached  hereto as Exhibit C (or in such form and substance  reasonably  satisfactory  to the
Certificate  Registrar and the Depositor) which investment  letters shall not be an expense of the Trust,  the Owner Trustee,  the Certificate  Registrar,  the Servicer or the Depositor and
which investment  letter states that, among other things,  such transferee (a) is a "qualified institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A, and (b) is aware that the  proposed  transferor  intends to rely on the  exemption  from  registration  requirements under the  Securities  Act,  provided  by Rule 144A or (ii) (a) a written  Opinion  of Counsel acceptable  to and in form and substance  satisfactory  to the  Certificate  Registrar and the
Depositor  that such transfer may be made pursuant to an exemption,  describing the applicable exemption  and the basis  therefor,  from the  Securities  Act and such state laws or is being made pursuant to the  Securities  Act and such state laws,  which Opinion of Counsel shall not be an expense of the Trust,  the Owner Trustee,  the  Certificate  Registrar,  the Servicer or
the Depositor and (b) the transferee  executes a representation  letter,  substantially in the form of Exhibit D hereto, and the transferor executes a representation  letter,  substantially in the form of Exhibit E hereto,  each  acceptable to and in form and  substance  satisfactory to the  Certificate  Registrar  and  the  Depositor  certifying  the  facts  surrounding  such transfer,  which  representation  letters  shall not be an  expense  of the  Trust,  the Owner
Trustee, the Certificate  Registrar,  the Servicer or the Depositor and (B) the Certificate of
Non-Foreign  Status (in  substantially  the form  attached  hereto as Exhibit F) acceptable to and in form  and  substance  reasonably  satisfactory  to the  Certificate  Registrar  and the
Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner Trustee,  the
Certificate  Registrar  or the  Depositor.  If such  Certificateholder  is unable to provide a
Certificate of Non-Foreign Status, such  Certificateholder  must provide an Opinion of Counsel as  described  in the  preceding  paragraph.  The  Certificateholder  desiring  to effect such transfer  shall,  and does  hereby  agree to,  indemnify  the Trust,  the Owner  Trustee,  the
Certificate  Registrar,  the Servicer and the Depositor  against any liability that may result if the  transfer  is not so exempt or is not made in  accordance  with such  federal and state laws.  No transfer of  Certificates  or any interest  therein  shall be made to any Plan,  any
Person  acting,  directly or  indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates with Plan Assets unless the Depositor,  the Owner Trustee,  the Certificate
Registrar  and the Servicer are provided  with an Opinion of Counsel that  establishes  to the satisfaction of the Depositor,  the Owner Trustee, the Certificate  Registrar and the Servicer
that the purchase of  Certificates  is permissible  under  applicable law, will not constitute or result in any prohibited  transaction  under ERISA or Section 4975 of the Code and will not subject the Depositor,  the Owner Trustee,  the  Certificate  Registrar or the Servicer to any
obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Trust  Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner  Trustee,  the  Certificate  Registrar or
the  Servicer.  In lieu of such Opinion of Counsel,  a Plan,  any Person  acting,  directly or indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with Plan
Assets  of a Plan  may  provide  a  certification  in the  form of  Exhibit  G to  this  Trust
Agreement,  which  the  Depositor,  the  Owner  Trustee,  the  Certificate  Registrar  and the
Servicer  may rely upon  without  further  inquiry  or  investigation.  Neither  an Opinion of
Counsel nor a certification  will be required in connection  with the initial  transfer of any such  Certificate  by the  Depositor  to an  Affiliate of the  Depositor  (in which case,  the
Depositor or any such  Affiliate  shall be deemed to have  represented  that such Affiliate is not a Plan or a Person  investing  Plan  Assets of any Plan)  and the Owner  Trustee  shall be entitled to  conclusively  rely upon a  representation  (which,  upon the request of the Owner
Trustee,  shall  be a  written  representation)  from  the  Depositor  of the  status  of such transferee as an Affiliate of the Depositor.

        In addition,  no transfer of a Certificate  shall be  permitted,  and no such transfer shall be registered by the Certificate  Registrar or be effective hereunder,  unless evidenced by an Opinion of Counsel  addressed to the Certificate  Registrar that  establishes  that such transfer or the  registration  of such transfer  would not cause the Trust to be classified as a publicly traded partnership,  by having more than 100  Certificateholders at any time during the taxable year of the Trust,  an association  taxable as a  corporation,  a corporation or a taxable  mortgage pool for federal and relevant  state income tax  purposes,  which Opinion of
Counsel  shall not be an expense of the  Certificate  Registrar and shall be an expense of the proposed  transferee.  No Opinion of Counsel  will be required  if such  transfer is made to a nominee of an existing beneficial holder of a Certificate.

        In  addition,  no  transfer,  sale,  assignment,  pledge  or  other  disposition  of a
Certificate  shall be made unless the proposed  transferee  executes a  representation  letter substantially  in the form of Exhibit H hereto,  that (1) the  transferee  is  acquiring  such
Certificate  for its own behalf and is not acting as agent or  custodian  for any other Person or entity in connection  with such  acquisition  and (2) if the  transferee is a  partnership, grantor trust or S corporation  for federal  income tax purposes,  the  Certificates  acquired are not more than 50% of the assets of the partnership, grantor trust or S corporation.

Section 3.06.  Mutilated,  Destroyed,  Lost  or  Stolen  Certificates.  If (a)  any  mutilated
Certificate  shall  be  surrendered  to  the  Certificate  Registrar,  or if  the  Certificate
Registrar  shall receive  evidence to its  satisfaction of the  destruction,  loss or theft of any Certificate  and (b) there shall be delivered to the  Certificate  Registrar and the Owner
Trustee  such  security or  indemnity  as may be required by them to save each of them and the
Issuer from harm,  then in the  absence of notice to the  Certificate  Registrar  or the Owner
Trustee that such  Certificate has been acquired by a bona fide  purchaser,  the Owner Trustee on behalf of the Trust shall  execute and the Owner Trustee or the  Certificate  Paying Agent,
as the Trust's  authenticating  agent, shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor and  denomination.  In connection  with the issuance of any new  Certificate  under this
Section  3.06,  the Owner  Trustee or the  Certificate  Registrar may require the payment of a sum  sufficient  to  cover  any tax or  other  governmental  charge  that  may be  imposed  in connection  therewith.  Any duplicate  Certificate  issued pursuant to this Section 3.06 shall constitute  conclusive  evidence of ownership in the Trust, as if originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07.  Persons Deemed  Certificateholders.  Prior to due presentation of a Certificate
for  registration  of  transfer,   the  Owner  Trustee,  the  Certificate   Registrar  or  any
Certificate  Paying Agent may treat the Person in whose name any  Certificate is registered in the  Certificate  Register  as the owner of such  Certificate  for the  purpose  of  receiving distributions  pursuant to Section  5.02 and for all other  purposes  whatsoever,  and none of the Trust,  the Owner Trustee,  the  Certificate  Registrar or any Paying Agent shall be bound by any notice to the contrary.

Section 3.08.  Access to List of  Certificateholders'  Names and  Addresses.  The  Certificate
Registrar  shall  furnish or cause to be  furnished  to the  Depositor  or the Owner  Trustee, within 15 days after receipt by the Certificate  Registrar of a written request  therefor from the  Depositor  or the  Owner  Trustee,  a list,  in such form as the  Depositor  or the Owner
Trustee,  as the case may be,  may  reasonably  require,  of the  names and  addresses  of the
Certificateholders  as of the most recent  Record Date.  If three or more  Certificateholders, or one or more  Certificateholders  evidencing not less than 25% of the Certificate Percentage
Interest,  apply in  writing  to the Owner  Trustee  or the  Certificate  Registrar,  and such application  states that the applicants  desire to communicate with other  Certificateholders, with  respect  to their  rights  under  this  Agreement  or under  the  Certificates  and such application is  accompanied by a copy of the  communication  that such  applicants  propose to transmit,  then the Owner  Trustee  shall,  within five (5) Business Days after the receipt of such  application,  afford such applicants  access during normal business hours to the current list of Certificateholders.  Each  Certificateholder,  by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Trust,  the Depositor,  the  Certificate
Registrar  or the  Owner  Trustee  accountable  by reason  of the  disclosure  of its name and address, regardless of the source from which such information was derived.

Section 3.09.  Maintenance  of Office or Agency.  The Owner  Trustee,  on behalf of the Trust, shall  maintain  in The City of New York an office or  offices  or  agency or  agencies  where
Certificates  may be surrendered  for  registration  of transfer or exchange and where notices and  demands  to or upon the  Owner  Trustee  in  respect  of the  Certificates  and the Basic
Documents may be served.  The Owner Trustee  initially  designates the Corporate  Trust Office of the  Indenture  Trustee (or such other office as the  Indenture  Trustee may specify to the
Owner  Trustee) as its office for such  purposes.  The Owner Trustee shall give prompt written notice to the  Depositor,  and the  Certificateholders  of any change in the  location  of the
Certificate Register or any such office or agency.

Section 3.10.  Certificate Paying Agent.

(a)     The Certificate Paying Agent shall make distributions to  Certificateholders  from the
Distribution  Account  on  behalf  of the  Trust  in  accordance  with the  provisions  of the
Certificates  and Section 5.01 hereof from payments  remitted to the Certificate  Paying Agent by the  Indenture  Trustee  pursuant  to  Section  3.05 of the  Indenture.  The  Trust  hereby appoints the Indenture  Trustee as  Certificate  Paying Agent.  The  Certificate  Paying Agent
shall:

(i)     hold  all  sums  held by it for  the  payment  of  amounts  due  with  respect  to the
Certificates  in trust for the benefit of the Persons  entitled  thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)    give the Owner  Trustee  notice  of any  default  by the Trust of which it has  actual knowledge in the making of any payment required to be made with respect to the Certificates;

(iii)   at any time during the  continuance of any such default,  upon the written  request of the  Owner  Trustee,  forthwith  pay to the Owner  Trustee  on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

(iv)    immediately  resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums  held by it in trust for the  payment  of  Certificates  if at any time it ceases to meet the standards  required to be met by the  Certificate  Paying Agent at the time of its appointment;

(v)     comply with all  requirements  of the Code with  respect to the  withholding  from any payments made by it on any  Certificates of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)    deliver to the Owner Trustee a copy of the report to Certificateholders  prepared with respect  to each  Payment  Date by the  Servicer  pursuant  to Section  4.01 of the  Servicing
Agreement.

(b)     The Trust may revoke such power and remove the  Certificate  Paying Agent if the Owner
Trustee  determines  in its sole  discretion  that the  Certificate  Paying  Agent  shall have failed to perform its  obligations  under this Trust  Agreement in any material  respect.  The
Indenture  Trustee  shall be  permitted  to resign as  Certificate  Paying Agent upon 30 days'
written  notice to the Owner  Trustee;  provided the  Indenture  Trustee is also  resigning as
Paying  Agent  under the  Indenture  at such  time.  In the event that the  Indenture  Trustee shall no longer be the  Certificate  Paying Agent under this Trust  Agreement and Paying Agent under the  Indenture,  the Owner  Trustee  shall  appoint a  successor  to act as  Certificate
Paying Agent (which  shall be a bank or trust  company) and which shall also be the  successor
Paying Agent under the  Indenture.  The Owner Trustee shall cause such  successor  Certificate
Paying Agent or any  additional  Certificate  Paying Agent  appointed by the Owner  Trustee to execute  and  deliver  to the Owner  Trustee  an  instrument  to the  effect set forth in this
Section 3.10 as it relates to the  Certificate  Paying  Agent.  The  Certificate  Paying Agent
shall return all unclaimed  funds to the Trust and upon removal of a Certificate  Paying Agent such  Certificate  Paying  Agent shall also return all funds in its  possession  to the Trust.
The provisions of Sections 6.01,  6.03,  6.04 and 7.01 shall apply to the  Certificate  Paying
Agent to the extent  applicable.  Any  reference in this Trust  Agreement  to the  Certificate
Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)     The   Certificate   Paying  Agent  shall   establish  and  maintain  with  itself  the
Distribution  Account in which the Certificate Paying Agent shall deposit,  on the same day as it is received  from the  Indenture  Trustee,  each  remittance  received  by the  Certificate
Paying  Agent with  respect to  payments  made  pursuant  to the  Indenture.  Pending any such distribution,  funds  deposited  in  the  Distribution  Account  on a  Payment  Date  and  not
distributed  to  the  Certificateholders  on  such  Payment  Date  shall  be  invested  by the
Certificate  Paying  Agent  in  Permitted  Investments  selected  by  the  Servicer  (or if no selection  is made by the  Servicer in  Permitted  Investments  described in clause (v) of the definition  thereof)  maturing no later than the Business Day  preceding  the next  succeeding
Payment  Date (except  that any  investment  in the  institution  with which the  Distribution
Account is  maintained  may mature on such  Payment  Date and shall not be sold or disposed of prior to the  maturity).  All  investment  income earned in respect of funds on deposit in the
Distribution  Account shall be credited to the Distribution  Account.  The Certificate  Paying
Agent shall make all  distributions  on the  Certificates  as provided in Section  3.05 of the
Indenture  and  Section  5.01(a)  of this  Trust  Agreement  from  moneys  on  deposit  in the
Distribution Account.

Section 3.11.  Cooperation.  The  Owner  Trustee  shall  cooperate  in all  respects  with any reasonable  request  by the  Credit  Enhancer  for action to  preserve  or enforce  the Credit
Enhancer's  rights  or  interest  under  this  Trust  Agreement  or the  Insurance  Agreement,
consistent   with  this   Trust   Agreement   and   without   limiting   the   rights  of  the
Certificateholders as otherwise expressly set forth in this Trust Agreement.

Section 3.12.  Subordination.  Except as  otherwise  provided in the Basic  Documents,  for so long as any  Notes are  outstanding  or  unpaid,  the  Certificateholders  will  generally  be subordinated  in right of payment,  under the  Certificates  or otherwise,  to payments to the
Noteholders  under,  or  otherwise  related  to, the  Indenture.  If an Event of  Default  has occurred and is continuing under the Indenture,  the Certificates  will be fully  subordinated to  obligations  owing by the Trust to the  Noteholders  under,  or otherwise  related to, the
Indenture,  and no distributions  will be made on the  Certificates  until the Noteholders and the Indenture Trustee have been irrevocably paid in full.

Section 3.13.  No Priority Among Certificates.  All  Certificateholders  shall rank equally as to amounts  distributable  upon the liquidation,  dissolution or winding up of the Trust, with
no  preference  or  priority  being  afforded  to  any   Certificateholders   over  any  other
Certificateholders.

ARTICLE IV

                            Authority and Duties of Owner Trustee

Section 4.01.  General  Authority.  The Owner  Trustee is  authorized  and directed to execute and deliver the Basic  Documents to which the Trust is to be a party and each  certificate  or other document  attached as an exhibit to or  contemplated by the Basic Documents to which the
Trust is to be a party,  as well as any  certificate  that  supports  the factual  assumptions made in any Opinion of Counsel  delivered  on the Closing  Date,  and any  amendment  or other agreement or  instrument  described  herein,  in each case,  in such form as the Owner Trustee shall  approve,  as  evidenced  conclusively  by the Owner  Trustee's  execution  thereof.  In addition to the  foregoing,  the Owner  Trustee is obligated  to take all actions  required of the Trust pursuant to the Basic Documents.

Section 4.02.  General  Duties.  The Owner Trustee  shall be  responsible  to  administer  the
Trust  pursuant to the terms of this Trust  Agreement  and the other Basic  Documents to which the Trust is a party  and in the  interest  of the  Certificateholders,  subject  to the Basic
Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.  Action upon Instruction.

(a)     Subject  to  this  Article  IV and  Section  11.13  of  this  Trust  Agreement  and in accordance  with the terms of the  Basic  Documents,  the  Certificateholders  may by  written instruction  direct the Owner Trustee in the  management of the Trust.  Such  direction may be exercised  at any time by  written  instruction  of the  Certificateholders  pursuant  to this
Article IV.

(b)     Notwithstanding  the  foregoing,  the Owner  Trustee shall not be required to take any action  hereunder  or under any Basic  Document  if the Owner  Trustee  shall have  reasonably determined,  or shall have been  advised by  counsel,  that such action is likely to result in liability  on the part of the Owner  Trustee  or is  contrary  to the  terms  hereof or of any other Basic Document or is otherwise contrary to law.

(c)     Whenever the Owner Trustee is unable to decide between  alternative  courses of action permitted  or  required  by the  terms of this  Trust  Agreement  or  under  any  other  Basic
Document,  or in the event  that the Owner  Trustee  is  unsure as to the  application  of any provision  of this Trust  Agreement  or any other  Basic  Document  or any such  provision  is ambiguous  as to its  application,  or is,  or  appears  to be,  in  conflict  with any  other applicable  provision,  or in the event that this Trust Agreement permits any determination by the Owner  Trustee or is silent or is  incomplete  as to the  course of action  that the Owner
Trustee is required  to take with  respect to a  particular  set of facts,  the Owner  Trustee shall promptly give notice (in such form as shall be appropriate  under the  circumstances) to the  Certificateholders  (with a copy to the Credit Enhancer) requesting instruction as to the course of action to be  adopted,  and to the  extent the Owner  Trustee  acts in good faith in accordance  with any written  instructions  received from  Certificateholders  of Certificates representing a majority of the aggregate  Certificate  Percentage Interest,  the Owner Trustee
shall not be liable on account of such action to any Person.  If the Owner  Trustee  shall not have received  appropriate  instruction  within 10 days of such notice (or within such shorter period of time as  reasonably  may be specified  in such notice or may be necessary  under the circumstances)  it may,  but  shall be under no duty to,  take or  refrain  from  taking  such action not inconsistent  with this Trust Agreement or the other Basic  Documents,  as it shall deem to be in the best interests of the  Certificateholders,  and the Owner Trustee shall have no liability to any Person for such action or inaction.

Section 4.04.  No Duties Except as Specified  under  Specified  Documents or in  Instructions.
The Owner  Trustee  shall not have any duty or  obligation  to manage,  make any payment  with respect to, register,  record,  sell,  dispose of, or otherwise deal with the Trust Estate, or to  otherwise  take or refrain  from  taking any action  under,  or in  connection  with,  any document  contemplated  hereby to which  the Owner  Trustee  is a party,  except as  expressly provided (i) in accordance  with the powers  granted to and the authority  conferred  upon the
Owner Trustee  pursuant to this Trust  Agreement,  (ii) in accordance with the Basic Documents and (iii) in  accordance  with any  document or  instruction  delivered  to the Owner  Trustee pursuant to Section 4.03; and no implied  duties or obligations  shall be read into this Trust
Agreement or any other Basic  Document  against the Owner  Trustee.  The Owner  Trustee  shall have no  responsibility  for filing any  financing  or  continuation  statement  in any public office  at any time or to  otherwise  perfect  or  maintain  the  perfection  of any  security interest  or  lien  granted  to it  hereunder  or to  prepare  or file  any  filing  with  the
Commission for the Trust or to record this Trust  Agreement or any other Basic  Document.  The
Owner Trustee  nevertheless  agrees that it will,  at its own cost and expense,  promptly take all action as may be  necessary  to  discharge  any liens on any part of the Trust Estate that result  from  actions by, or claims  against,  the Owner  Trustee  that are not related to the ownership or the administration of the Trust Estate.

Section 4.05.  Restrictions.

(a)     The  Owner  Trustee  shall  not take any  action  (i)  that is  inconsistent  with the purposes of the Trust set forth in Section 2.03 or (ii) that,  to the actual  knowledge of the
Owner  Trustee,  would cause the Trust to be treated as an association  (or a  publicly-traded partnership)  taxable as a  corporation  or a taxable  mortgage  pool for  federal  income tax purposes.  The  Certificateholders  shall not direct the Owner  Trustee  to take  action  that would violate the provisions of this Section 4.05.

(b)     The Owner  Trustee  shall not convey or  transfer  any of the  Trust's  properties  or assets,  including those included in the Trust Estate,  to any person unless (i) it shall have received  an  Opinion  of  Counsel  to the  effect  that  such  transaction  will not have any material  adverse  tax  consequence  to the  Trust  or any  Certificateholder  and  (ii)  such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.  Prior Notice to  Certificateholders  and the Credit  Enhancer  with Respect to
Certain  Matters.  With respect to the  following  matters,  the Owner  Trustee shall not take action  unless,  at least 30 days before the taking of such action,  the Owner  Trustee  shall have  notified  the  Certificateholders  and the Credit  Enhancer  in writing of the  proposed
action  and  the   Certificate   Insurer,   or  if  a   Certificate   Insurer   Default,   the
Certificateholders  of  Certificates  representing  a majority  of the  aggregate  Certificate
Percentage  Interest  shall not have  notified the Owner  Trustee in writing prior to the 30th day after  such  notice  is given  that  such  Certificateholders  have  withheld  consent  or provided alternative direction:

(a)     the  initiation  of any  Proceeding  by  the  Trust  (except  Proceedings  brought  in connection with the collection of cash  distributions  due and owing under the Home Loans) and the compromise of any  Proceeding  brought by or against the Trust (except with respect to the aforementioned  Proceedings for collection of cash  distributions due and owing under the Home
Loans);

(b)     the  election by the Trust to file an amendment to the  Certificate  of Trust  (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)     the amendment of any of the Basic Documents in circumstances  where the consent of any
Noteholder is required;

(d)     the amendment of any of the Basic Documents in circumstances  where the consent of any
Noteholder is not required and such amendment  materially  and adversely  affects the interest of the Certificateholders;

(e)     the appointment pursuant to the Indenture of a successor Note Registrar,  Paying Agent or  Indenture  Trustee  or  pursuant  to  this  Trust  Agreement  of a  successor  Certificate
Registrar  or  Certificate  Paying  Agent  or the  consent  to  the  assignment  by  the  Note
Registrar,  Paying Agent,  Indenture  Trustee,  Certificate  Registrar or  Certificate  Paying
Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.  Action  by  Certificateholders  with  Respect  to  Certain  Matters.  The Owner
Trustee shall not have the power, except upon the written direction of  Certificateholders  of
Certificates  evidencing  not less than a majority  of the  aggregate  Certificate  Percentage
Interest,  and with the consent of the Credit  Enhancer,  to (a) remove the Servicer under the
Servicing  Agreement  pursuant to Section 7.01 thereof or (b) except as expressly  provided in the Basic Documents, sell the Home Loans after the termination of the Indenture.

Section 4.08.  Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner  Trustee shall not have the power to  commence a voluntary  Proceeding  in  bankruptcy  relating to the
Trust without the unanimous  prior  approval of all  Certificateholders,  and with the consent of the Credit Enhancer,  and the delivery to the Owner Trustee by each such  Certificateholder of a certificate  certifying that such  Certificateholder  reasonably  believes that the Trust is insolvent.

Section 4.09.  Restrictions on  Certificateholders'  Power. The  Certificateholders  shall not direct  the Owner  Trustee  to take or to refrain  from  taking  any action if such  action or inaction  would be contrary to any  obligation  of the Trust or the Owner  Trustee  under this
Trust  Agreement  or any of the other Basic  Documents  or would be contrary to Section  2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.  Majority Control.  Except as expressly  provided herein, any action that may be
taken  by  the   Certificateholders   under  this  Trust   Agreement   may  be  taken  by  the
Certificateholders  of  Certificates  evidencing  not less than a  majority  of the  aggregate
Certificate  Percentage  Interest.  Except as expressly provided herein, any written notice of the  Certificateholders  delivered  pursuant to this Trust  Agreement  shall be  effective  if signed by the  Certificateholders  of Certificates  evidencing not less than a majority of the aggregate Certificate Percentage Interest at the time of the delivery of such notice.

Section 4.11.  Doing  Business  in Other  Jurisdictions.  Notwithstanding  anything  contained herein to the  contrary,  neither  Wilmington  Trust  Company nor the Owner  Trustee  shall be required  to take any action in any  jurisdiction  other than in the State of  Delaware if the taking of such action will,  even after the  appointment  of a co-trustee or separate  trustee in accordance with Section 9.05 hereof,  (i) require the consent or approval or  authorization or order of or the  giving of notice to, or the  registration  with or the taking of any other
action  in  respect  of,  any  state  or  other  governmental   authority  or  agency  of  any
jurisdiction  other  than  the  State  of  Delaware;  (ii)  result  in any  fee,  tax or other governmental  charge under the laws of the State of Delaware  becoming  payable by  Wilmington
Trust  Company,  or (iii) subject  Wilmington  Trust Company to personal  jurisdiction  in any jurisdiction  other  than the  State of  Delaware  for  causes  of  action  arising  from acts unrelated to the  consummation of the  transactions  by Wilmington  Trust Company or the Owner
Trustee, as the case may be, contemplated hereby.

Section 4.12.  Removal  of Home  Loans.  Certificateholders  holding  100% of the  Certificate
Percentage  Interests of the  Certificates  may, by delivering a written  request to the Owner
Trustee to such effect,  cause the removal of Home Loans from the Trust  Estate in  accordance with the  provisions  of  Section  3.15(c)  of the  Servicing  Agreement.  Promptly  following receipt of any such  request,  the Owner  Trustee  shall  deliver to the  Servicer the written notice and request  required to be delivered to the  Servicer  pursuant to Section  3.15(c) of the  Servicing  Agreement.  Any Home Loans  removed from the Trust Estate  pursuant to Section
3.15(c) of the  Servicing  Agreement  shall be property  of the Issuer  and,  upon the written request of the  Certificateholders  holding 100% of the  Certificate  Percentage  Interests of the Certificates,  be released to the  Certificateholders as a dividend and in accordance with the written instructions of such Certificateholders.

ARTICLE V

                                  Application of Trust Funds

Section 5.01.  Distributions.

(a)     On each Payment Date occurring in the months of March,  June,  September and December, on any date on which the Trust is  terminated  pursuant  to  Section  8.01,  and on each other
Payment  Date for which the  Certificate  Paying Agent has  received  written  notice from the
Certificateholders  by the  Determination  Date relating to such Payment Date requesting funds on deposit in the Distribution  Account to be distributed,  the Certificate Paying Agent shall distribute  to the  Certificateholders  all funds on deposit in the  Distribution  Account and available  therefor as provided  in Section  3.05 of the  Indenture.  All  distributions  made pursuant to this Section  shall be  distributed  to the  Certificateholders  pro rata based on the Percentage Interests thereof.

(b)     In the event that any withholding tax is imposed on the  distributions (or allocations of income) to a  Certificateholder,  such tax shall reduce the amount otherwise  distributable to such  Certificateholder  in  accordance  with this Section  5.01.  The  Certificate  Paying
Agent is  hereby  authorized  and  directed  to retain or cause to be  retained  from  amounts otherwise  distributable  to the  Certificateholders  sufficient  funds for the payment of any tax that is legally  owed by the Trust (but such  authorization  shall not  prevent  the Owner
Trustee from contesting any such tax in appropriate  Proceedings,  and withholding  payment of such tax, if permitted  by law,  pending the outcome of such  Proceedings).  The amount of any withholding  tax  imposed  with  respect  to a  Certificateholder  shall  be  treated  as cash distributed to such  Certificateholder  at the time it is withheld by the  Certificate  Paying
Agent and  remitted  to the  appropriate  taxing  authority.  If there is a  possibility  that withholding  tax is  payable  with  respect to a  distribution  (such as a  distribution  to a
non-U.S.  Certificateholder),  the  Certificate  Paying  Agent  may  in  its  sole  discretion withhold such amounts in accordance with this paragraph (b).

(c)     Distributions  to  Certificateholders  shall be  subordinated  to the creditors of the
Trust, including the Noteholders.

(d)     Allocations  of profits and losses,  as  determined  for federal  income tax purposes, shall  be  made  to the  Certificateholders  on a pro  rata  basis  based  on the  Certificate
Percentage Interests thereof.

Section 5.02.  Method of Payment.  Subject to Section  8.01(c),  distributions  required to be made to  Certificateholders  on any Payment  Date as provided in Section 5.01 shall be made to each  Certificateholder  of  record  on  the  preceding  Record  Date  by  wire  transfer,  in immediately  available  funds,  to the  account of each  Certificateholder  at a bank or other entity having appropriate facilities therefor, if such  Certificateholder  shall have provided to the  Certificate  Registrar  appropriate  written  instructions at least five Business Days
prior  to  such   Payment   Date  or,  if  not,  by  check  or  money  order  mailed  to  such
Certificateholder  at the  address  of such  Certificateholder  appearing  in the  Certificate
Register.

Section 5.03.  Signature on Returns.  The  Servicer,  as the Tax Matters  Partner or the agent of the Tax  Matters  Partner,  shall sign on behalf of the Trust the tax  returns,  if any, of the Trust.

Section 5.04.  Statements  to  Certificateholders.  On  each  Payment  Date,  the  Certificate
Paying  Agent shall make  available to each  Certificateholder  the  statement  or  statements provided to the Owner  Trustee and the  Certificate  Paying Agent by the Servicer  pursuant to
Section 4.01 of the Servicing Agreement with respect to such Payment Date.

Section 5.05.  Tax  Reporting.  So  long  as a  single  Certificateholder  owns  100%  of  the
Certificates,  then no separate  federal and state income tax returns and information  returns or  statements  will be filed  with  respect to the Trust.  If the  Servicer  is no longer the sole  Certificateholder,  the subsequent  holders of the Certificates by their acceptance of a
Certificate,  agree to appoint  the  Servicer as their  agent and the  Servicer,  as agent for such holders,  agrees to perform all duties  necessary to comply with federal and state income tax laws.

        Any  Certificateholder  that holds 100% of the Certificates  agrees by its purchase of
100% of the  Certificates  to  treat  the  Trust  Estate  as an  entity  wholly  owned by such
Certificateholder  for purposes of federal and state income tax,  franchise  tax and any other tax  measured  in whole or in part by income,  with the assets of the entity  being the assets held by the Trust, and the Notes being debt of the Trust.

ARTICLE VI

                                 Concerning the Owner Trustee

Section 6.01.  Acceptance of Trusts and Duties.  The Owner  Trustee  accepts the trusts hereby created and agrees to perform  its duties  hereunder  with  respect to such  trusts,  but only upon the terms of this Trust  Agreement.  The Owner Trustee and the  Certificate  Paying Agent
also agree to  disburse  all moneys  actually  received by it  constituting  part of the Trust
Estate  upon the terms of this  Trust  Agreement  and the  other  Basic  Documents.  The Owner
Trustee shall not be answerable or  accountable  hereunder or under any Basic  Document  under any  circumstances,  except (i) for its own  willful  misconduct,  negligence  or bad faith or negligent  failure  to act or (ii) in the  case of the  inaccuracy  of any  representation  or warranty  contained in Section 6.03 expressly made by the Owner  Trustee.  In particular,  but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)     no provision of this Trust  Agreement or any other Basic  Document  shall  require the
Owner  Trustee to expend or risk  funds or  otherwise  incur any  financial  liability  in the performance  of any of its  rights,  duties or  powers  hereunder  or under  any  other  Basic
Document if the Owner Trustee shall have  reasonable  grounds for believing  that repayment of such funds or adequate  indemnity against such risk or liability is not reasonably  assured or provided to it;

(b)     under no circumstances  shall the Owner Trustee be liable for  indebtedness  evidenced by or arising  under any of the Basic  Documents,  including  the principal of and interest on the Notes;

(c)     the Owner  Trustee  shall not be  responsible  for or in  respect of the  validity  or sufficiency of this Trust  Agreement or for the due execution  hereof by the Depositor for the form, character,  genuineness,  sufficiency,  value or validity of any of the Trust Estate, or for or in respect of the  validity  or  sufficiency  of the Basic  Documents,  the Notes,  the
Certificates,  other than the certificate of authentication  on the Certificates,  if executed by the Owner Trustee and the Owner  Trustee  shall in no event assume or incur any  liability, duty,  or obligation to any  Noteholder or to any  Certificateholder,  other than as expressly provided for herein or in the other Basic Documents;

(d)     the execution,  delivery,  authentication and performance by the Owner Trustee of this
Trust  Agreement  will not require the  authorization,  consent or approval  of, the giving of notice to, the filing or  registration  with,  or the taking of any other  action with respect to, any governmental authority or agency;

(e)     the Owner Trustee shall not be liable for the default or misconduct of the  Depositor,
Indenture  Trustee or the  Servicer  under any of the Basic  Documents  or  otherwise  and the
Owner Trustee shall have no  obligation or liability to perform the  obligations  of the Trust under this Trust  Agreement or the other Basic  Documents that are required to be performed by the Indenture Trustee under the Indenture or the Sellers under the Purchase Agreement; and

(f)     the Owner  Trustee  shall be under no  obligation  to  exercise  any of the  rights or powers vested in it or duties  imposed by this Trust  Agreement,  or to institute,  conduct or defend any  litigation  under this Trust  Agreement  or otherwise or in relation to this Trust
Agreement  or any other Basic  Document,  at the  request,  order or  direction  of any of the
Certificateholders,   unless  such  Certificateholders  have  offered  to  the  Owner  Trustee security or indemnity  satisfactory  to it against the costs,  expenses and  liabilities  that may be incurred by the Owner  Trustee  therein or thereby.  The right of the Owner  Trustee to perform  any  discretionary  act  enumerated  in this Trust  Agreement  or in any other  Basic
Document  shall not be construed as a duty,  and the Owner Trustee shall not be answerable for other than its  negligence,  bad faith or willful  misconduct in the  performance  of any such act.

Section 6.02.  Furnishing   of   Documents.   The  Owner   Trustee   shall   furnish   to  the
Securityholders  promptly upon receipt of a written  reasonable  request therefor,  duplicates or copies of all reports, notices, requests, demands,  certificates,  financial statements and any other instruments furnished to the Trust under the Basic Documents.

Section 6.03.  Representations  and  Warranties.  The  Owner  Trustee  hereby  represents  and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)     It is a banking  corporation  duly  organized  and validly  existing in good  standing under the laws of the State of Delaware.  It has all requisite  corporate  power and authority to execute, deliver and perform its obligations under this Trust Agreement;

(b)     It has taken all  corporate  action  necessary to authorize the execution and delivery by it of this Trust  Agreement,  and this Trust  Agreement  will be executed and  delivered by one of its officers  who is duly  authorized  to execute and deliver  this Trust  Agreement on its behalf;

(c)     Neither  the  execution  nor the  delivery  by it of  this  Trust  Agreement,  nor the consummation by it of the  transactions  contemplated  hereby nor compliance by it with any of the terms or  provisions  hereof will  contravene  any federal or Delaware  law,  governmental rule or  regulation  governing  the  banking  or trust  powers  of the  Owner  Trustee  or any judgment or order  binding on it, or  constitute  any default  under its charter  documents or bylaws or any indenture,  mortgage,  contract,  agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)     This Trust Agreement, assuming due authorization,  execution and delivery by the Owner
Trustee and the  Depositor,  constitutes  a valid,  legal and binding  obligation of the Owner
Trustee,  enforceable  against it in  accordance  with the terms hereof  subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of  creditors'  rights  generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e)     The Owner  Trustee is not in default  with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or governmental agency, which  default  might  have  consequences  that  would  materially  and  adversely  affect the condition  (financial or other) or operations of the Owner Trustee or its  properties or might have consequences that would materially adversely affect its performance hereunder; and

(f)     No litigation is pending or, to the best of the Owner Trustee's knowledge,  threatened against the Owner  Trustee  which would  prohibit  its entering  into this Trust  Agreement or performing its obligations under this Trust Agreement.

Section 6.04.  Reliance; Advice of Counsel.

(a)     The Owner  Trustee  shall incur no liability  to anyone in acting upon any  signature, instrument, notice, resolution,  request, consent, order, certificate,  report, opinion, bond, or other  document or paper  believed  by it to be genuine and  believed by it to be signed by the proper  party or parties.  The Owner  Trustee may accept a certified  copy of a resolution of the  board of  directors  or other  governing  body of any  corporate  party as  conclusive evidence  that  such  resolution  has been duly  adopted  by such body and that the same is in full force and effect.  As to any fact or matter the method of  determination  of which is not specifically  prescribed  herein,  the Owner  Trustee  may for all  purposes  hereof rely on a certificate,  signed by the  president  or any vice  president  or by the  treasurer  or other authorized  officers of the  relevant  party,  as to such fact or matter and such  certificate shall  constitute  full  protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)     In the exercise or  administration  of the Trust  hereunder and in the  performance of its duties and  obligations  under this Trust  Agreement  or the other  Basic  Documents,  the
Owner  Trustee (i) may act directly or through its agents,  attorneys,  custodians or nominees
(including  persons  acting under a power of  attorney)  pursuant to  agreements  entered into with any of them,  and the Owner  Trustee shall not be liable for the conduct or misconduct of such agents,  attorneys,  custodians or nominees  (including  persons  acting under a power of attorney) if such persons have been selected by the Owner Trustee with  reasonable  care,  and
(ii) may consult with  counsel,  accountants  and other  skilled  persons to be selected  with reasonable  care and employed by it at the expense of the Trust.  The Owner  Trustee shall not be liable for anything  done,  suffered or omitted in good faith by it in accordance  with the opinion or advice of any such counsel,  accountants  or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

Section 6.05.  Not Acting in  Individual  Capacity.  Except as provided in this Article VI, in accepting  the trusts  hereby  created  Wilmington  Trust Company acts solely as Owner Trustee hereunder and not in its  individual  capacity,  and all Persons  having any claim against the
Owner  Trustee  by reason of the  transactions  contemplated  by this Trust  Agreement  or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

Section 6.06.  Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals contained  herein and in the  Certificates  (other than the signatures of the Owner Trustee on the  Certificates)  shall be taken as the statements of the  Depositor,  and the Owner Trustee
assumes  no  responsibility  for  the  correctness   thereof.   The  Owner  Trustee  makes  no
representations  as to the  validity  or  sufficiency  of this Trust  Agreement,  of any other
Basic Document or of the  Certificates  (other than the signatures of the Owner Trustee on the
Certificates)  or the Notes, or of any Related  Documents.  The Owner Trustee shall at no time have any  responsibility  or liability with respect to the  sufficiency of the Trust Estate or its ability to  generate  the  payments to be  distributed  to  Certificateholders  under this
Trust  Agreement or the  Noteholders  under the  Indenture,  including,  the compliance by the
Depositor  or the Sellers with any warranty or  representation  made under any Basic  Document or in any related  document or the  accuracy of any such  warranty or  representation,  or any action of the Certificate  Paying Agent,  the Certificate  Registrar or the Indenture  Trustee
taken in the name of the Owner Trustee.

Section 6.07.  Owner  Trustee  May Own  Certificates  and  Notes.  The  Owner  Trustee  in its
individual  or any other  capacity  may become the owner or pledgee of  Certificates  or Notes and may deal with the Depositor,  the Sellers,  the Certificate  Paying Agent, the Certificate
Registrar and the Indenture  Trustee in transactions  with the same rights as it would have if it were not Owner Trustee.

ARTICLE VII

                                Compensation of Owner Trustee

Section 7.01.  Owner  Trustee's  Fees  and  Expenses.  The  Owner  Trustee  shall  receive  as compensation for its services  hereunder such fees as have been separately  agreed upon before the date hereof in  accordance  with Section 6.06 of the  Servicing  Agreement,  and the Owner
Trustee shall be reimbursed  for its reasonable  expenses  hereunder and under the other Basic
Documents,  including the reasonable compensation,  expenses and disbursements of such agents,
representatives,   experts  and  counsel  as  the  Owner  Trustee  may  reasonably  employ  in connection  with the  exercise  and  performance  of its rights and its duties  hereunder  and under the other Basic  Documents  which shall be payable by the  Servicer  pursuant to Section
3.09 of the Servicing Agreement.

Section 7.02.  Indemnification.  The  Certificateholder  of the  majority  of  the  Percentage
Interest of the Certificates  shall indemnify,  defend and hold harmless the Owner Trustee and its successors,  assigns, agents and servants  (collectively,  the "Indemnified Parties") from and against, any and all liabilities,  obligations,  losses,  damages,  taxes, claims, actions
and  suits,  and  any  and  all  reasonable  costs,  expenses  and  disbursements   (including
reasonable  legal  fees  and  expenses)  of any  kind  and  nature  whatsoever  (collectively,
"Expenses")  which may at any time be imposed on,  incurred by, or asserted  against the Owner
Trustee  or any  Indemnified  Party  in any way  relating  to or  arising  out of  this  Trust
Agreement,  the other Basic  Documents,  the Trust  Estate,  the  administration  of the Trust
Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

(a)     the  Certificateholder  of the majority of the Percentage Interest of the Certificates shall not be liable for or  required  to  indemnify  an  Indemnified  Party  from and  against
Expenses arising or resulting from the Owner Trustee's willful  misconduct,  negligence or bad faith or as a result of any inaccuracy of a  representation  or warranty  contained in Section
6.03 expressly made by the Owner Trustee;

(b)     with  respect  to  any  such  claim,  the  Indemnified  Party  shall  have  given  the
Certificateholder  of the  majority of the  Percentage  Interest of the  Certificates  written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

(c)     while maintaining control over its own defense, the  Certificateholder of the majority of the Percentage  Interest of the  Certificates  shall consult with the Indemnified  Party in preparing such defense; and

(d)     notwithstanding   anything   in   this   Trust   Agreement   to  the   contrary,   the
Certificateholder  of the majority of the Percentage  Interest of the  Certificates  shall not be liable for settlement of any claim by an  Indemnified  Party entered into without the prior consent  of  the  Certificateholder  of  the  majority  of  the  Percentage  Interest  of  the
Certificates, which consent shall not be unreasonably withheld.

        The   indemnities   contained  in  this  Section  shall  survive  the  resignation  or termination  of the Owner Trustee or the  termination  of this Trust  Agreement.  In the event of any Proceeding for which  indemnity may be sought  pursuant to this Section 7.02, the Owner
Trustee's  choice of legal  counsel,  if other than the legal  counsel  retained  by the Owner
Trustee in  connection  with the  execution  and  delivery of this Trust  Agreement,  shall be subject to the approval of the  Certificateholder  of the majority of the Percentage  Interest of the  Certificates,  which approval shall not be unreasonably  withheld.  In addition,  upon written notice to the Owner Trustee and with the consent of the Owner  Trustee,  which consent shall not be unreasonably  withheld,  the  Certificateholder of the majority of the Percentage
Interest  of the  Certificates  shall have the right to assume the  defense of any  Proceeding against the Owner Trustee.

ARTICLE VIII

                                Termination of Trust Agreement

Section 8.01.  Termination of Trust Agreement.

(a)     This Trust Agreement  (other than this Article VIII) and the Trust shall terminate and be of no further force or effect upon the final  distribution  of all moneys or other property or proceeds of the Trust Estate in  accordance  with the terms of the Indenture and this Trust
Agreement.   The   bankruptcy,   liquidation,   dissolution,   death  or   incapacity  of  any
Certificateholder  shall not (i) operate to terminate this Trust Agreement or the Trust,  (ii)
entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any  Proceeding  in any court for a  partition  or  winding  up of all or any part of the
Trust or the Trust Estate or (iii)  otherwise  affect the rights,  obligations and liabilities of the parties hereto.

(b)     Except  as   provided   in   Section   8.01(a),   neither   the   Depositor   nor  any
Certificateholder shall be entitled to revoke or terminate the Trust.

(c)     Notice  of any  termination  of the  Trust,  specifying  the  Payment  Date  on  which
Certificateholders  shall  surrender their  Certificates  to the Certificate  Paying Agent for payment of the final  distribution  thereon and  cancellation  thereof,  shall be given by the
Certificate  Paying Agent by letter to the  Certificateholders  and the Credit Enhancer mailed within five Business  Days of receipt of notice of such  termination  from the Owner  Trustee, stating (i) the Payment Date upon or with respect to which final  payment of the  Certificates shall be made  upon  presentation  and  surrender  of the  Certificates  at the  office of the
Certificate  Paying Agent  therein  designated,  (ii) the amount of any such final payment and
(iii) that the Record  Date  otherwise  applicable  to such  Payment  Date is not  applicable, payments being made only upon  presentation  and surrender of the  Certificates  at the office of the Certificate  Paying Agent therein  specified.  The Certificate  Paying Agent shall give such notice to the Owner  Trustee  and the  Certificate  Registrar  at the time such notice is given  to  Certificateholders.  Upon  presentation  and  surrender  of the  Certificates,  the
Certificate  Paying  Agent  shall  cause  to  be  distributed  to  Certificateholders  amounts distributable on such Payment Date pursuant to Section 5.01.

        In the  event  that all of the  Certificateholders  shall not have  surrendered  their
Certificates  for  cancellation  within  six  months  after  the date  specified  in the above mentioned written notice,  the Certificate  Paying Agent shall give a second written notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for  cancellation  and receive  the  final  distribution  with  respect  thereto.  Subject  to  applicable  laws with respect to escheat of funds,  if within one year  following  the  Payment  Date on which final payment  of the  Certificates  was to  have  been  made  pursuant  to  Section  3.10,  all the
Certificates  shall not have been surrendered for cancellation,  the Certificate  Paying Agent may take  appropriate  steps,  or may appoint an agent to take  appropriate  steps, to contact the remaining  Certificateholders  concerning  surrender of their  Certificates,  and the cost thereof  shall be paid out of the funds and other  assets  that shall  remain  subject to this
Trust  Agreement.  Any funds remaining in the  Distribution  Account after  exhaustion of such remedies shall be  distributed by the  Certificate  Paying Agent to the  Certificateholder  of
the majority of the Percentage Interest of the Certificates.

(d)     Upon the winding up of the Trust and its  termination,  the Owner  Trustee shall cause the  Certificate  of Trust to be cancelled by filing a certificate  of  cancellation  with the
Secretary of State in  accordance  with the  provisions  of Section  3810(c) of the  Statutory
Trust Statute.

ARTICLE IX

                    Successor Owner Trustees and Additional Owner Trustees

Section 9.01.  Eligibility  Requirements  for Owner  Trustee.  The Owner  Trustee shall at all times be a corporation  satisfying  the provisions of Section  3807(a) of the Statutory  Trust
Statute;  authorized  to  exercise  corporate  trust  powers;  having a combined  capital  and surplus of at least  $50,000,000  and  subject to  supervision  or  examination  by federal or state  authorities;  and having (or having a parent that has) long-term debt  obligations with a rating of at least A by Moody's or  Standard & Poor's.  If such  corporation  shall  publish reports  of  condition  at  least  annually  pursuant  to law or to  the  requirements  of the aforesaid  supervising  or  examining  authority,  then for the purpose of this  Section,  the combined  capital and surplus of such  corporation  shall be deemed to be its combined capital and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the Owner  Trustee shall cease to be eligible in  accordance  with the  provisions of this Section  9.01,  the Owner  Trustee  shall resign  immediately  in the manner and with the effect specified in Section 9.02.

Section 9.02.  Replacement of Owner  Trustee.  The Owner Trustee may at any time resign and be discharged  from the trusts hereby  created by giving 30 days' prior written notice thereof to the Credit Enhancer,  the Indenture  Trustee and the Depositor.  Upon receiving such notice of resignation,  the Indenture  Trustee shall promptly appoint a successor Owner Trustee with the consent of the Credit Enhancer,  which consent shall not be unreasonably  withheld, by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning
Owner  Trustee and one copy to the  successor  Owner  Trustee.  If no successor  Owner Trustee shall have been so appointed  and have  accepted  appointment  within 30 days after the giving of such  notice  of  resignation,  the  resigning  Owner  Trustee  may  petition  any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        If at any time the Owner  Trustee  shall cease to be eligible in  accordance  with the provisions  of Section 9.01 and shall fail to resign  after  written  request  therefor by the
Indenture  Trustee,  or if at any time the Owner  Trustee  shall be legally  unable to act, or shall be  adjudged  bankrupt  or  insolvent,  or a  receiver  of the Owner  Trustee  or of its property  shall be appointed,  or any public officer shall take charge or control of the Owner
Trustee or of its  property  or affairs  for the purpose of  rehabilitation,  conservation  or liquidation,  then the Indenture  Trustee may,  and, at the direction of the Credit  Enhancer, shall,  remove the Owner  Trustee.  If the  Indenture  Trustee  shall remove the Owner Trustee under the  authority of the  immediately  preceding  sentence,  the  Indenture  Trustee  shall promptly  appoint a  successor  Owner  Trustee  acceptable  to the Credit  Enhancer by written instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the outgoing
Owner Trustee so removed and one copy to the successor  Owner Trustee,  and shall pay all fees owed to the  outgoing  Owner  Trustee.  If the  Indenture  Trustee  is  unable  to  appoint  a successor  Owner Trustee within 60 days after any such  direction,  the Indenture  Trustee may petition  any  court of  competent  jurisdiction  for the  appointment  of a  successor  Owner
Trustee.

        Any  resignation or removal of the Owner Trustee and  appointment of a successor Owner
Trustee  pursuant to any of the  provisions of this Section shall not become  effective  until acceptance  of  appointment  by the  successor  Owner  Trustee  pursuant  to Section  9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.  Successor  Owner Trustee.  Any successor  Owner Trustee  appointed  pursuant to
Section  9.02 shall  execute,  acknowledge  and  deliver to the  Indenture  Trustee and to its
predecessor  Owner  Trustee  an  instrument   accepting  such  appointment  under  this  Trust
Agreement,  and thereupon the  resignation or removal of the  predecessor  Owner Trustee shall become  effective,  and such  successor  Owner  Trustee,  without  any  further  act,  deed or conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its predecessor  under this Trust Agreement,  with like effect as if originally named as Owner
Trustee.  The  predecessor  Owner Trustee shall upon payment of its fees and expenses  deliver to the successor  Owner Trustee all documents and  statements and monies held by it under this
Trust  Agreement;   and  the  predecessor   Owner  Trustee  shall  execute  and  deliver  such
instruments  and do such other things as may  reasonably  be required for fully and  certainly vesting and  confirming in the successor  Owner  Trustee all such rights,  powers,  duties and obligations.

        No successor  Owner Trustee shall accept  appointment as provided in this Section 9.03 unless  at the  time of such  acceptance  such  successor  Owner  Trustee  shall  be  eligible pursuant to Section 9.01.

        Upon acceptance of appointment by a successor  Owner Trustee  pursuant to this Section
9.03,  the  Indenture  Trustee  shall  mail  notice  thereof  to all  Certificateholders,  the
Indenture  Trustee,  the Noteholders and the Rating Agencies.  If the Indenture  Trustee shall fail to mail  such  notice  within  10  days  after  acceptance  of  such  appointment  by the successor  Owner Trustee,  the successor Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

Section 9.04.  Merger or  Consolidation  of Owner  Trustee.  Any  Person  into which the Owner
Trustee  may be  merged or  converted  or with  which it may be  consolidated,  or any  Person resulting from any merger,  conversion or  consolidation to which the Owner Trustee shall be a party, or any Person  succeeding to all or  substantially  all of the corporate trust business of the Owner  Trustee,  shall be the  successor of the Owner  Trustee  hereunder,  without the execution  or filing of any  instrument  or any  further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding;  provided, that such Person shall be eligible pursuant to Section 9.01 and,  provided,  further,  that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.  Appointment  of  Co-Trustee  or  Separate  Trustee.  Notwithstanding  any other provisions  of this  Trust  Agreement,  at any time,  for the  purpose  of  meeting  any legal requirements  of any  jurisdiction  in which any part of the Trust  Estate  may at the time be located,  the  Owner  Trustee  shall  have  the  power  and  shall  execute  and  deliver  all instruments  to appoint  one or more  Persons  to act as  co-trustee,  jointly  with the Owner
Trustee,  or as separate trustee or trustees,  of all or any part of the Trust Estate,  and to vest in such  Person,  in such  capacity,  such  title to the Trust or any part  thereof  and, subject to the other  provisions of this Section,  such powers,  duties,  obligations,  rights and trusts as the Owner  Trustee  may  consider  necessary  or  desirable.  No  co-trustee  or separate  trustee  under  this  Trust  Agreement  shall  be  required  to meet  the  terms  of eligibility  as a  successor  Owner  Trustee  pursuant  to  Section  9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

        Each  separate  trustee  and  co-trustee  shall,  to the extent  permitted  by law, be appointed and act subject to the following provisions and conditions:

(a)     All  rights,  powers,  duties and  obligations  conferred  or  imposed  upon the Owner
Trustee  shall be conferred  upon and  exercised  or  performed by the Owner  Trustee and such separate  trustee or co-trustee  jointly (it being  understood  that such separate  trustee or co-trustee is not  authorized  to act  separately  without the Owner  Trustee  joining in such act),  except to the extent  that under any law of any  jurisdiction  in which any  particular act or acts are to be performed,  the Owner Trustee shall be  incompetent  or  unqualified  to perform  such  act or acts,  in which  event  such  rights,  powers,  duties  and  obligations
(including  the  holding  of title to the Trust  Estate  or any  portion  thereof  in any such
jurisdiction)   shall  be  exercised  and  performed   singly  by  such  separate  trustee  or
co-trustee, but solely at the direction of the Owner Trustee;

(b)     No trustee under this Trust Agreement shall be personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

(c)     The Owner  Trustee may at any time accept the  resignation  of or remove any  separate trustee or co-trustee.

        Any notice,  request or other  writing  given to the Owner  Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this Trust  Agreement and the  conditions  of this Article IX. Each separate  trustee and  co-trustee,  upon its  acceptance  of the  trusts  conferred,  shall be  vested  with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the
Owner Trustee or  separately,  as may be provided  therein,  subject to all the  provisions of this  Trust  Agreement,  specifically  including  every  provision  of  this  Trust  Agreement relating to the conduct of,  affecting  the  liability  of, or  affording  protection  to, the
Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

        Any separate  trustee or  co-trustee  may at any time appoint the Owner Trustee as its agent or  attorney-in-fact  with full power and  authority,  to the extent not  prohibited  by law,  to do any lawful act under or in  respect of this Trust  Agreement  on its behalf and in its name.  If any  separate  trustee or  co-trustee  shall die,  become  incapable  of acting, resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be  exercised  by the Owner  Trustee,  to the  extent  permitted  by law,  without  the appointment of a new or successor co-trustee or separate trustee.

ARTICLE X

                                Compliance With Regulation AB

Section 10.01. Intent of the Parties; Reasonableness.

        The  Depositor and the Owner  Trustee  acknowledge  and agree that the purpose of this
Article X is to facilitate  compliance by the Depositor  with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The Depositor  shall not exercise its right to request  delivery of information or other  performance  under these  provisions other than in good faith,  or for  purposes  other than  compliance  with the  Securities  Act,  the
Exchange Act and the rules and  regulations  of the  Commission  under the  Securities Act and the Exchange Act. The Owner Trustee  acknowledges  that  interpretations  of the  requirements of Regulation AB may change over time,  whether due to interpretive  guidance  provided by the
Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities markets,  advice of counsel, or otherwise,  and agrees to comply with reasonable requests made by the  Depositor  in good faith for delivery of  information  under these  provisions  on the basis of evolving  interpretations  of Regulation  AB. The Owner  Trustee  shall  cooperate in good faith with any reasonable  request by the Depositor for  information  regarding the Owner
Trustee that is necessary or required,  in the  reasonable,  good faith  determination  of the
Depositor, to permit the Depositor to comply with the provisions of Regulation AB.

Section 10.02. Additional Representations and Warranties of the Owner Trustee.

        (a)    The Owner  Trustee shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which  information  is provided to the Depositor  under
Sections 10.01,  10.02(b)  or 10.03  that,  except as  disclosed  in writing to the  Depositor prior to such date:  (i) it is not aware and has not received  notice that any default,  early
amortization   or  other   performance   triggering   event  has  occurred  as  to  any  other
Securitization  Transaction  due to  any  default  of the  Owner  Trustee;  (ii) there  are no aspects  of  its  financial  condition  that  could  have a  material  adverse  effect  on the performance  by it of  its  trustee  obligations  under  the  Trust  Agreement  or  any  other
Securitization  Transaction as to which it is the trustee;  (iii) there  are no material legal or governmental  proceedings  pending (or known to be  contemplated)  against it that would be material to Noteholders;  (iv) there are no  relationships  or  transactions  (as described in
Item 1119(b)  of  Regulation  AB) relating to the Owner  Trustee with respect to the Depositor
or  any  sponsor,  issuing  entity,  servicer,  trustee,   originator,   significant  obligor,
enhancement  or support  provider or other material  transaction  party (as each of such terms are used in Regulation  AB) relating to the  Securitization  Transaction  contemplated  by the
Trust  Agreement,  as  identified  by the  Depositor to the Owner Trustee in writing as of the
Closing Date (each,  a "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be  obtained in an arm's  length  transaction  with an  unrelated third  party,  apart  from  the  Securitization  Transaction,  and that  are  material  to the investors'  understanding of the  Certificates;  and (v) the Owner Trustee is not an affiliate
(as  contemplated by Item 1119(a)  of Regulation AB) of any Transaction  Party.  The Depositor
shall  notify the Owner  Trustee of any change in the  identity of a  Transaction  Party after the Closing Date at least five (5) Business Days prior to January 31 of each calendar year.

        (b)    If so requested by the Depositor on any date  following  the Closing Date,  the
Owner Trustee  shall,  within five Business Days  following  such request,  confirm in writing the  accuracy  of the  representations  and  warranties  set  forth in  paragraph  (a) of this
Section or, if any such  representation  and  warranty is not  accurate as of the date of such confirmation,  provide the pertinent  facts,  in writing,  to the Depositor.  Any such request from the  Depositor  shall  not be given  more than once each  calendar  quarter,  unless  the
Depositor  shall  have  a  reasonable  basis  for  questioning  the  accuracy  of  any  of the representations and warranties.

Section 10.03. Information to Be Provided by the Owner Trustee.

(a)     For so  long  as the  Notes  are  outstanding,  for  the  purpose  of  satisfying  the
Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes,
the  Owner  Trustee  shall  provide  to  the  Depositor  a  written   description  of  (i) the
commencement  of, a material  development in or, if applicable,  the  termination  of, any and all legal  proceedings  against  the Owner  Trustee  or any and all  proceedings  of which any property of the Owner  Trustee is the  subject,  that would be material  to  Noteholders;  and
(ii) any such proceedings  known to be contemplated by governmental  authorities that would be material to  Noteholders.  the Owner Trustee shall also notify the Depositor,  in writing,  as promptly as  practicable  following  notice to or  discovery by a  Responsible  Officer of the
Owner Trustee of any material  changes to  proceedings  described in the  preceding  sentence.
In addition,  the Owner  Trustee  will furnish to the  Depositor,  in writing,  the  necessary disclosure  regarding the Owner Trustee  describing such proceedings  required to be disclosed under Item 1117 of  Regulation  AB,  for  inclusion  in  reports  filed by or on behalf of the
Depositor  pursuant  to the  Exchange  Act.  The  Depositor  will  allow the Owner  Trustee to review any  disclosure  relating to material  litigation  against the Owner  Trustee  prior to filing  such  disclosure  with  the  Commission  to  the  extent  the  Depositor  changes  the information  provided by the Owner Trustee.  Any  descriptions  required with respect to legal
proceedings,   as  well  as  updates  to   previously   provided   descriptions,   under  this
Section 10.03(a)  shall be given no later than five Business  Days prior to the  Determination
Date following the month in which the relevant event occurs.

(b)     For so  long  as the  Notes  are  outstanding,  for  the  purpose  of  satisfying  the
Depositor's  reporting  obligation  under the Exchange Act with respect to any class of Notes, the Owner Trustee shall,  no later than January 31 of each calendar  year,  (i) provide to the
Depositor  such  information  regarding  the Owner  Trustee as is required  for the purpose of compliance  with Item 1119 of Regulation AB;  provided,  however,  the Owner Trustee shall not be  required  to provide  such  information  in the event that there has been no change to the information  previously  provided by the Owner Trustee to the Depositor;  and (ii) as promptly as  practicable  following  notice  to or  discovery  by a  Responsible  Officer  of the Owner
Trustee of any  changes  to such  information,  provide to the  Depositor,  in  writing,  such updated  information.  Such  information  shall  include,  at a minimum,  a description of any affiliation  between the Owner Trustee and any of the following parties to the  Securitization
Transaction  contemplated  by the Trust  Agreement,  as such parties and their  affiliates are identified  to the Owner  Trustee by the  Depositor  in  connection  with the  closing of each
Securitization  Transaction  or, if there has been a change in any such  party,  as such party is  identified  by the  Depositor in a written  notice to the Owner  Trustee at least five (5)
Business Days prior to January 31 of each calendar year:

               (1)    the sponsor;

               (2)    any depositor;

               (3)    the issuing entity;

               (4)    any servicer;

               (5)    any other trustee;

               (6)    any originator;

               (7)    any significant obligor;

               (8)    any enhancement or support provider; and

              (9)     any other material party related to any Securitization Transaction.

        In addition,  the Owner Trustee  shall provide a description  of whether there is, and
if  so  the  general  character  of,  any  business  relationship,   agreement,   arrangement,
transaction  or  understanding  between the Owner Trustee and any  above-listed  party that is entered  into  outside  the  ordinary  course of  business  or is on terms other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction  contemplated  by the Trust  Agreement,  that currently  exists or that  existed  during the past two years and that is material to an  investor's  understanding of the Notes.

(c)     As of the related  Payment Date with respect to each Report on Form 10-D  with respect to the Notes filed by or on behalf of the  Depositor,  and as of March 15  preceding  the date each  Report on Form 10-K with  respect  to the  Notes is filed,  the Owner  Trustee  shall be deemed  to  represent  and  warrant  that any  information  previously  provided  by the Owner
Trustee under this  Article X is materially  correct and does not have any material  omissions unless the Owner Trustee has provided an update to such information.

Section 10.04. Indemnification; Remedies.

(a)     The Owner Trustee shall  indemnify the  Depositor,  each  affiliate of the  Depositor,
GMACM  and  each  affiliate  of  GMACM,  and the  respective  present  and  former  directors, officers,  employees  and  agents  of each  of the  foregoing,  and  shall  hold  each of them harmless from and against any claims,  losses,  liabilities  (including  penalties),  actions, suits,  judgments,  demands,  damages,  costs  and  expenses  (including  reasonable  fees and expenses of attorneys  or, as  necessary,  consultants  and auditors and  reasonable  costs of investigations) that any of them may sustain arising out of or based upon:

                      (i)(A) any untrue  statement of a material fact  contained or alleged to be contained in any  information,  report,  certification  or other  material  provided  under
Sections 10.01,  10.02  or  10.03 of this  Article X  by or on  behalf  of the  Owner  Trustee
(collectively,  the "Owner Trustee  Information"),  or (B) the omission or alleged omission to state in Owner  Trustee  Information  a material  fact  required to be stated in Owner Trustee
Information  or  necessary  in order  to make  the  statements  therein,  in the  light of the circumstances under which they were made, not misleading; or

                      (ii)   any  failure by the Owner  Trustee to  deliver  any  information, report, certification or other material when and as required under Sections 10.02 and 10.03.

(b)     In  the  case  of  any   failure  of   performance   described   in   clause (ii)   of
Section 10.04(a),  the Owner Trustee shall (i) promptly  reimburse the Depositor for all costs
reasonably   incurred  by  the  Depositor  in  order  to  obtain  the   information,   report,
certification  or other  material  not  delivered  by the Owner  Trustee as required  and (ii)
cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The  Depositor  and GMACM shall  indemnify the Owner  Trustee,  each  affiliate of the
Owner  Trustee  and the  respective  present and former  directors,  officers,  employees  and agents of the  Owner  Trustee,  and shall  hold each of them  harmless  from and  against  any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon  (i) any  untrue  statement  of a material  fact  contained  or alleged to be contained  in  any  information  provided  by or on  behalf  of the  Depositor  or  GMACM  for inclusion  in any report filed with  Commission  under the  Exchange  Act  (collectively,  the
"GMACM  Information"),  or  (ii) the  omission  or  alleged  omission  to state  in the  GMACM
Information  a material fact  required to be stated in the GMACM  Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under  which they were made, not misleading.

(d)     Notwithstanding  any  provision in this  Section 10.04  to the  contrary,  the parties agree that none of the Owner  Trustee,  the  Depositor  or GMACM  shall be liable to the other for any  consequential or punitive damages  whatsoever,  whether in contract,  tort (including negligence  and  strict  liability),  or any other  legal or  equitable  principle;  provided, however,  that such  limitation  shall not be  applicable  with  respect to third party claims made against a party.

ARTICLE XI

                                        Miscellaneous

Section 11.01. Amendments.

(a)     This  Trust  Agreement  may be  amended  from  time to time by the  parties  hereto as specified in this  Section  11.01,  provided  that any such  amendment,  except as provided in paragraph  (e) below,  shall be  accompanied  by an Opinion of Counsel  addressed to the Owner
Trustee and the Credit  Enhancer  to the effect  that such  amendment  (i)  complies  with the provisions  of this  Section  and (ii)  will not cause the  Owner  Trust to be  subject  to an entity level tax.

(b)     If the purpose of any such amendment (as detailed  therein) is to correct any mistake, eliminate  any  inconsistency,  cure any ambiguity or deal with any matter not covered in this
Trust  Agreement  (i.e.,  to give  effect  to the  intent  of the  parties),  it shall  not be necessary  to obtain the consent of any  Certificateholders,  but the Owner  Trustee  shall be furnished  with (i) a letter from each Rating Agency that the  amendment  will not result in a
Rating Event,  determined  without  regard to the Policy and (ii) an Opinion of Counsel to the effect that such action will not  adversely  affect in any material  respect the  interests of any Certificateholder, and the consent of the Credit Enhancer shall be obtained.

(c)     If the purpose of the  amendment is to prevent the  imposition of any federal or state taxes at any time that any Security is outstanding (i.e.,  technical in nature),  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner  Trustee shall be furnished  with an Opinion of Counsel  that such  amendment is necessary or helpful to prevent the imposition of such taxes and is not materially  adverse to any  Certificateholder  and the consent of the Credit Enhancer shall be obtained.

(d)     If the purpose of the  amendment is to add or eliminate or change any provision of the
Trust Agreement  other than as contemplated in (b) and (c) above,  the amendment shall require
(i) the  consent of the  Credit  Enhancer  and an  Opinion of Counsel to the effect  that such
action  will  not   adversely   affect  in  any   material   respect  the   interests  of  any
Certificateholder  and (ii) either (A) a letter from each  Rating  Agency that such  amendment will not cause a Rating Event,  if determined  without regard to the Policy or (B) the consent of  Certificateholders  of  Certificates  evidencing a majority of the  aggregate  Certificate
Percentage  Interest and the Indenture  Trustee;  provided,  however,  that no such  amendment shall reduce in any manner the amount of, or delay the timing of,  payments  received that are required to be distributed on any  Certificate  without the consent of each  Certificateholder affected thereby and the Credit Enhancer,  or reduce the aforesaid  percentage of Certificates the  Certificateholders  of which are required to consent to any such  amendment,  without the consent of the Certificateholders of all such Certificates then outstanding.

(e)     No  amendment  of this  Trust  Agreement  may  provide  for the  holding of any of the
Certificates in book-entry form.

(f)     If the  purpose of any such  amendment  is to provide for the  issuance of  additional
Certificates  representing  an  interest  in the Owner  Trust,  it shall not be  necessary  to obtain the consent of any  Certificateholder,  but the Owner Trustee  shall be furnished  with
(i) an Opinion of Counsel to the effect  that such  action  will not  adversely  affect in any material  respect the  interests of any  Certificateholders  and (B) a letter from each Rating
Agency  to the  effect  that  such  amendment  will not cause a Rating  Event,  if  determined without regard to the Policy, and the consent of the Credit Enhancer shall be obtained.

(g)     Promptly  after the  execution  of any such  amendment or consent,  the Owner  Trustee shall  furnish  written  notification  of the  substance of such  amendment or consent to each
Certificateholder,  the  Indenture  Trustee,  the  Credit  Enhancer  and  each  of the  Rating
Agencies.  It shall not be necessary  for the consent of  Certificateholders  or the Indenture
Trustee  pursuant  to this  Section  11.01 to  approve  the  particular  form of any  proposed amendment or consent,  but it shall be  sufficient if such consent shall approve the substance
thereof.   The   manner   of   obtaining   such   consents   (and  any   other   consents   of
Certificateholders  provided for in this Trust  Agreement or in any other Basic  Document) and of evidencing  the  authorization  of the  execution  thereof by  Certificateholders  shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(h)     In connection  with the execution of any amendment to any agreement to which the Owner
Trust is a party,  other than this Trust  Agreement,  the Owner  Trustee  shall be entitled to receive and  conclusively  rely upon an Opinion of Counsel to the effect  that such  amendment is  authorized  or  permitted  by the  documents  subject  to  such  amendment  and  that  all conditions  precedent in the Basic  Documents for the  execution  and delivery  thereof by the
Owner Trust or the Owner Trustee, as the case may be, have been satisfied.

        Promptly after the execution of any amendment to the  Certificate of Trust,  the Owner
Trustee shall cause the filing of such amendment with the Secretary of State.

Section 11.02. No Legal Title to Trust  Estate.  The  Certificateholders  shall not have legal title to any part of the Trust  Estate.  The  Certificateholders  shall be entitled to receive distributions with respect to their undivided  beneficial  interest therein only in accordance with  Articles V and VIII.  No  transfer,  by  operation  of law or  otherwise,  of any right, title or interest of the  Certificateholders  to and in their ownership  interest in the Trust
Estate shall  operate to  terminate  this Trust  Agreement or the trusts  hereunder or entitle any  transferee  to an  accounting  or to the transfer to it of legal title to any part of the
Trust Estate.

Section 11.03. Limitations  on Rights of Others.  Except for Section 2.07,  the  provisions of this Trust  Agreement  are solely for the benefit of the Owner  Trustee,  the  Depositor,  the
Certificateholders,  the Credit Enhancer and, to the extent  expressly  provided  herein,  the
Indenture  Trustee  and the  Noteholders,  and  nothing in this Trust  Agreement  (other  than
Section  2.07),  whether  express or implied,  shall be  construed to give to any other Person any legal or  equitable  right,  remedy or claim in the Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

Section 11.04. Notices.

(a)     Unless  otherwise  expressly  specified or permitted by the terms hereof,  all notices shall be in  writing  and  shall be  deemed  given  upon  receipt:  if to the  Owner  Trustee, addressed to its Corporate  Trust Office;  if to the  Certificate  Paying Agent,  addressed to
JPMorgan  Chase Bank,  National  Association,  227 W.  Monroe  Street,  26th  Floor,  Chicago,
Illinois  60606,  with a copy to the Corporate  Trust Office of the Indenture  Trustee,  if to
the Depositor,  addressed to Residential Asset Mortgage  Products,  Inc., 8400 Normandale Lake
Boulevard,  Suite 250,  Minneapolis,  Minnesota 55437,  Attention:  President,  Re: GMACM Home
Loan Trust 2006-HLTV1;  if to the Credit Enhancer,  addressed to Financial  Guaranty Insurance
Company,  125 Park  Avenue,  6th  Floor,  New York,  New York  10017  (GMACM  Home Loan  Trust
2006-HLTV1),  if to the Rating  Agencies,  addressed to Moody's  Investors  Service,  Inc., 99
Church Street,  4th Floor, New York, New York 10007 and Standard & Poor's Ratings Services,  a
division of The  McGraw-Hill  Companies,  Inc.,  55 Water  Street,  New York,  New York 10004,
Attention:  Structured Finance  Department - MBS; or, as to each of the foregoing Persons,  at such other address as shall be  designated  by such Person in a written  notice to each of the other foregoing Persons.

(b)     Any notice required or permitted to be given to a Certificateholder  shall be given by first-class mail, postage prepaid,  at the address of such  Certificateholder  as shown in the
Certificate  Register.  Any  notice  so  mailed  within  the  time  prescribed  in this  Trust
Agreement  to a  Certificateholder  shall be  conclusively  presumed  to have been duly given, whether or not such Certificateholder receives such notice.

(c)     A copy of any  notice  delivered  to the  Owner  Trustee  or the Trust  shall  also be delivered to the Depositor.

Section 11.05. Severability.  Any  provision of this Trust  Agreement  that is  prohibited  or unenforceable  in any  jurisdiction  shall,  as to such  jurisdiction,  be  ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions
hereof,  and  any  such  prohibition  or   unenforceability  in  any  jurisdiction  shall  not
invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.06. Separate  Counterparts.  This Trust  Agreement  may be  executed by the parties hereto in any number of  counterparts,  each of which when so executed and delivered  shall be an  original,  but all  such  counterparts  shall  together  constitute  but one and the  same instrument.

Section 11.07. Successors  and  Assigns.  All  representations,   warranties,   covenants  and
agreements  contained  herein shall be binding upon,  and inure to the benefit of, each of the
Credit   Enhancer,   the   Depositor,   the  Owner  Trustee  and  its   successors   and  each
Certificateholder  and its  successors  and permitted  assigns,  all as herein  provided.  Any
request,   notice,   direction,   consent,   waiver  or  other   instrument  or  action  by  a
Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 11.08. No Petition.  The Owner  Trustee,  by entering into this Trust  Agreement,  and each Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time  institute  against the  Depositor  or the Trust,  or join in any  institution against the  Depositor or the Trust of, any  bankruptcy  Proceedings  under any United  States federal  or  state  bankruptcy  or  similar  law in  connection  with any  obligations  to the
Certificates, the Notes, this Trust Agreement or any of the other Basic Documents.

Section 11.09. No Recourse. Each Certificateholder,  by accepting a Certificate,  acknowledges that such  Certificateholder's  Certificate represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Depositor,  the Sellers,  the Owner
Trustee,  the  Indenture  Trustee or any  Affiliate  thereof,  and that no recourse may be had against such Persons or their  assets,  except as may be expressly  set forth or  contemplated in the Certificates, this Trust Agreement or the other Basic Documents.

Section 11.10. Headings.  The headings of the various  Articles  and  Sections  herein are for convenience  of  reference  only and shall not define or limit any of the terms or  provisions hereof.

Section 11.11. GOVERNING LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF DELAWARE,  WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,  AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 11.12. Integration.  This Trust Agreement  constitutes the entire  agreement among the parties hereto  pertaining to the subject  matter hereof and  supersedes all prior  agreements and understanding pertaining thereto.

Section 11.13. Rights  of  Credit  Enhancer  to  Exercise  Rights  of  Certificateholders.  By
accepting  its  Certificate,  each  Certificateholder  agrees  that  unless a Credit  Enhancer
Default  exists,  the  Credit  Enhancer  shall  have the right to  exercise  all rights of the
Certificateholders  under this Trust  Agreement to the  exclusion of the  Certificate  without any  further  consent of the  Certificateholders.  Nothing  in this  Section,  however,  shall alter  or  modify  in  any  way,  the  fiduciary  obligations  of  the  Owner  Trustee  to the
Certificateholders  pursuant to this Trust  Agreement,  or create any fiduciary  obligation of the Owner  Trustee  to the Credit  Enhancer.  The Credit  Enhancer  shall be an express  third party beneficiary of this Trust Agreement.

        IN WITNESS WHEREOF,  the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized,  all as of the day and year first above written.

                                            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                               as Depositor

                                            By:
                                                   Name:  Patricia C. Taylor
                                                   Title:    Vice President

                                            WILMINGTON TRUST COMPANY,
                                               not in its individual capacity but solely as
                                               Owner Trustee, except with respect to the
                                               representations and warranties contained in
                                               Section 6.03 hereof

                                            By:
                                                   Name:
                                                   Title:

Acknowledged and Agreed:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
    as Indenture Trustee, Certificate Registrar
    and Certificate Paying Agent

By:
        Name:
        Title:

Acknowledged and Agreed for purposes of Article X:

GMAC MORTGAGE CORPORATION,

By:
        Name:
        Title:

                                          EXHIBIT A

                                     FORM OF CERTIFICATE

        THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE
AGREEMENT (AS DEFINED HEREIN).

        THIS  CERTIFICATE  IS  ISSUED  IN  THE  PERCENTAGE   INTEREST  SET  FORTH  BELOW.  THE
CERTIFICATEHOLDER  OF  THIS  CERTIFICATE  HEREBY  CONSENTS  TO ANY  CHANGE  IN ITS  PERCENTAGE
INTEREST IN ACCORDANCE WITH SUCH SECTION.

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF
1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR  TRANSFERRED
UNLESS IT IS  REGISTERED  PURSUANT  TO SUCH ACT AND STATE  LAWS OR IS SOLD OR  TRANSFERRED  IN
TRANSACTIONS  WHICH ARE  EXEMPT  FROM  REGISTRATION  UNDER SUCH ACT AND SUCH STATE LAWS AND IS
TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

        NO TRANSFER OF THIS CERTIFICATE  SHALL BE MADE UNLESS THE CERTIFICATE  REGISTRAR SHALL
HAVE RECEIVED EITHER (i) A  REPRESENTATION  LETTER FROM THE TRANSFEREE OF THIS  CERTIFICATE TO
THE EFFECT  THAT SUCH  TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  OR OTHER PLAN  SUBJECT TO THE
PROHIBITED  TRANSACTION  RESTRICTIONS  AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS  OF THE
EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF
THE INTERNAL  REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),  ANY PERSON  ACTING,  DIRECTLY OR
INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS,"  WITHIN THE MEANING
OF THE  DEPARTMENT  OF LABOR  REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE  THIS  CERTIFICATE
(EACH, A "PLAN  INVESTOR"),  OR (ii) IF THIS  CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE
NAME OF A PLAN  INVESTOR,  AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND  SUBSTANCE
SATISFACTORY  TO  THE  DEPOSITOR,   THE  OWNER  TRUSTEE,  THE  SERVICER  AND  THE  CERTIFICATE
REGISTRAR,  OR A CERTIFICATION  IN THE FORM OF EXHIBIT G TO THE AGREEMENT,  TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT
CONSTITUTE  OR RESULT IN A PROHIBITED  TRANSACTION  UNDER SECTION 406 OF ERISA OR SECTION 4975
OF THE CODE (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS) AND WILL NOT SUBJECT THE
DEPOSITOR,  THE OWNER TRUSTEE, THE SERVICER OR THE CERTIFICATE  REGISTRAR TO ANY OBLIGATION OR
LIABILITY  (INCLUDING  OBLIGATIONS OR  LIABILITIES  UNDER SECTION 406 OF ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

        THE  TRANSFEREE  OF THIS  CERTIFICATE  SHALL  BE  SUBJECT  TO  UNITED  STATES  FEDERAL
WITHHOLDING  TAX UNLESS  THE  CERTIFICATE  REGISTRAR  SHALL HAVE  RECEIVED  A  CERTIFICATE  OF
NON-FOREIGN  STATUS  CERTIFYING AS TO THE TRANSFEREE'S  STATUS AS A U.S. PERSON OR CORPORATION
OR PARTNERSHIP UNDER U.S. LAW.

        THIS CERTIFICATE  DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS,  THE
DEPOSITOR,  THE SERVICER,  THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE
AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Certificate No. 1

Cut-Off Date:
March 1, 2006

Date of Trust Agreement:
March 30, 2006

First Payment Date:                                        Percentage Interest: 100%
April 25, 2006

Final Payment Date:
October 25, 2031

                    GMACM HOME LOAN-BACKED CERTIFICATE, SERIES 2006-HLTV1

        evidencing a fractional  undivided  interest in GMACM Home Loan Trust  2006-HLTV1 (the
"Issuer"), the property of which consists primarily of the Home Loans.

        This  Certificate is payable solely from the assets of the Trust Estate,  and does not represent an  obligation  of or interest in the  Depositor,  the Sellers,  the  Servicer,  the
Indenture  Trustee or the Owner Trustee or any of their  Affiliates.  This  Certificate is not guaranteed or insured by any governmental  agency or instrumentality or by the Depositor,  the
Sellers,  the  Servicer,  the  Indenture  Trustee  or  the  Owner  Trustee  or  any  of  their affiliates.  None of the Depositor,  the Sellers,  the Servicer,  the Indenture Trustee or the
Owner  Trustee  or any of their  Affiliates  will  have any  obligation  with  respect  to any certificate or other obligation secured by or payable from payments on the Certificates.

        This  certifies  that  GMAC  Mortgage  Corporation  is  the  registered  owner  of the
Certificate  Percentage  Interest  evidenced  by this  Certificate  (as set  forth on the face hereof) in certain  distributions  with respect to the Trust Estate,  consisting  primarily of the Home Loans,  created by Residential Asset Mortgage Products,  Inc. (the "Depositor").  The
Trust (as  defined  herein) was created  pursuant to a trust  agreement  dated as of March 30,
2006 (as amended and supplemented from time to time, the  "Agreement"),  between the Depositor and Wilmington  Trust Company,  as owner trustee (the "Owner Trustee," which term includes any successor  entity under the  Agreement),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  Capitalized  terms used herein that are not otherwise  defined shall have the  meanings  ascribed  thereto in Appendix A to the  indenture  dated as of March
30, 2006,  between the Trust and the Indenture  Trustee.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the
Certificateholder  of this  Certificate  by virtue of the  acceptance  hereof  assents  and by which such Certificateholder is bound.

        Pursuant to the terms of the Agreement,  a  distribution  will be made on the 25th day of each  month  or, if such 25th day is not a  Business  Day,  the  Business  Day  immediately following (the "Payment  Date"),  commencing on the first Payment Date specified above, to the
Person in whose name this  Certificate  is registered at the close of business on the last day
(or if such last day is not a Business Day, the Business Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution (the "Record Date"), in an  amount  equal to the pro rata  portion  evidenced  by this  Certificate  (based  on the
Percentage  Interest  stated  on the  face  hereon)  of the  amount,  if any,  required  to be distributed to  Certificateholders  of  Certificates  on such Payment Date.  Distributions  on this  Certificate  will be made as provided in the Agreement by the  Certificate  Paying Agent by wire  transfer  or check  mailed to the  Certificateholder  of  record  in the  Certificate
Register  without the  presentation  or  surrender  of this  Certificate  or the making of any notation hereon.

        Except as otherwise  provided in the  Agreement  and  notwithstanding  the above,  the final  distribution  on this  Certificate  will be made  after due  notice by the  Certificate
Paying Agent of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  designated by the Certificate  Registrar for that purpose in the City and State of New York.

        No transfer of this  Certificate  will be made unless such transfer is exempt from the registration  requirements of the Securities Act of 1933, as amended (the  "Securities  Act"), and any  applicable  state  securities  laws or is made in accordance  the  Securities Act and such  state  laws.  In the  event  that such a  transfer  is to be made,  (i) the  Certificate
Registrar or the  Depositor  may require an opinion of counsel  acceptable  to and in form and substance  satisfactory to the  Certificate  Registrar and the Depositor that such transfer is exempt  (describing  the  applicable  exemption and the basis  therefor) from or is being made pursuant  to the  registration  requirements  of the  Securities  Act,  and of any  applicable statute of any state and (ii) the  transferee  shall execute an investment  letter in the form described in the Agreement and (iii) the  Certificate  Registrar  shall require the transferee to  execute  an  investment  letter  and a  Certificate  of  Non-Foreign  Status  in the  form described by the Agreement  (or if a Certificate  of  Non-Foreign  Status is not provided,  an
Opinion of Counsel as described in the  Agreement),  which  investment  letter and certificate or Opinion of  Counsel  shall not be at the  expense  of the  Trust,  the Owner  Trustee,  the
Certificate  Registrar  or the  Depositor.  The  Certificateholder  hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trust,  the Owner Trustee,  the
Depositor,  the Servicer and the Certificate  Registrar  against any liability that may result if the  transfer  is not so exempt or is not made in  accordance  with such  federal and state laws. In connection  with any such  transfer,  the  Certificate  Registrar  (unless  otherwise directed by the Depositor) will also require either (i) a representation  letter,  in the form as  described by the  Agreement,  stating that the  transferee  is not an employee  benefit or
other  plan   subject  to  the   prohibited   transaction   restrictions   or  the   fiduciary
responsibility  requirements  of ERISA or  Section  4975 of the Code (a  "Plan"),  any  person acting,  directly  or  indirectly,  on behalf of any such Plan or any  Person  using the "plan assets,"  within the meaning of the Department of Labor  Regulations  Section  2510.3-101,  to
effect such  acquisition  (collectively,  a "Plan  Investor") or (ii) if such  transferee is a
Plan Investor,  an opinion of counsel acceptable to and in form and substance  satisfactory to the  Depositor,  the  Owner  Trustee,  the  Servicer  and  the  Certificate  Registrar,  or  a
certification  in the form of Exhibit G to the  Agreement,  to the effect that the purchase or holding of such  Certificate  is  permissible  under  applicable  law, will not  constitute or result in a  prohibited  transaction  under  Section 406 of ERISA or Section  4975 of the Code
(or comparable  provisions of any subsequent  enactments)  and will not subject the Depositor, the Owner Trustee,  the Servicer or the  Certificate  Registrar to any obligation or liability
(including  obligations  or  liabilities  under  Section  406 of ERISA or Section  4975 of the
Code) in addition to those undertaken in the Agreement.

        This  Certificate  is one of a duly  authorized  issue of  Certificates  designated as
GMACM Home Loan-Backed Certificates of the Series specified hereon (the "Certificates").

        The  Certificateholder of this Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit in the  Distribution  Account that have been released from the Lien of the  Indenture  for payment  hereunder  and that neither the Owner Trustee in its individual capacity nor the Depositor is personally liable to the  Certificateholders  for any amount payable under this  Certificate  or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

        The  Certificateholder of this Certificate  acknowledges and agrees that its rights to receive  distributions  in respect of this  Certificate are  subordinated to the rights of the
Noteholders as described in the Indenture.

        Each Certificateholder,  by its acceptance of a Certificate, covenants and agrees that such  Certificateholder  will not at any time institute against the Depositor,  or join in any
institution   against  the  Depositor  or  the  Trust  of,  any  bankruptcy,   reorganization,
arrangement,  insolvency or liquidation  proceedings,  or other  proceedings  under any United
States  federal  or state  bankruptcy  or  similar  law in  connection  with  any  obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

        The Agreement  permits the  amendment  thereof as specified  below,  provided that any amendment be  accompanied  by the consent of the Credit  Enhancer and an Opinion of Counsel to the Owner  Trustee to the effect  that such  amendment  complies  with the  provisions  of the
Agreement  and will not cause the Trust to be subject to an entity  level tax.  If the purpose of any such  amendment  is to correct  any  mistake,  eliminate  any  inconsistency,  cure any ambiguity  or deal with any  matter  not  covered,  it shall not be  necessary  to obtain  the consent of any  Certificateholder,  but the Owner  Trustee  shall be  furnished  with a letter from each  Rating  Agency to the effect  that such  amendment  will not cause a Rating  Event, determined  without  regard to the  Policy,  and the counsel of the Credit  Enhancer  shall be obtained.  If the purpose of any such  amendment is to prevent the  imposition  of any federal or state taxes at any time that any  Security is  Outstanding,  it shall not be  necessary  to obtain the consent of the any  Certificateholder,  but the Owner  Trustee  shall be  furnished with an  Opinion  of Counsel  that such  amendment  is  necessary  or  helpful to prevent  the imposition  of such  taxes and is not  materially  adverse  to any  Certificateholder  and the consent of the Credit  Enhancer  shall be obtained.  If the purpose of the amendment is to add or  eliminate  or change  any  provision  of the  Agreement,  other than as  specified  in the preceding  two  sentences,  the amendment  shall require  either (a) a letter from each Rating
Agency to the effect that such  amendment  will not cause a Rating Event,  determined  without regard  to  the  Policy  or  (b)  the  consent  of  Certificateholders  of a  majority  of the
Percentage Interests of the Certificates and the Indenture Trustee;  provided,  however,  that no such  amendment  shall  (i)  reduce  in any  manner  the  amount  of, or delay the time of, payments  received that are required to be distributed on any Certificate  without the consent of all  Certificateholders  affected  thereby  and the  Credit  Enhancer,  or (ii)  reduce the aforesaid percentage of Certificates the  Certificateholders  of which are required to consent to any such amendment without the consent of the  Certificateholders  of all such Certificates then outstanding.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registerable  in the Certificate  Register upon surrender of  this  Certificate  for  registration  of  transfer  at  the  offices  or  agencies  of the
Certificate  Registrar maintained in the City and State of New York,  accompanied by a written instrument of transfer in form  satisfactory  to the  Certificate  Registrar  duly executed by
the  Certificateholder  hereof  or  such  Certificateholder's   attorney  duly  authorized  in
writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing
the  same  Class  and  aggregate   Percentage  Interest  will  be  issued  to  the  designated transferee.  The initial  Certificate  Registrar  appointed  under the  Agreement is the Owner
Trustee.

        Except as provided in the  Agreement,  the  Certificates  are issuable only in minimum denominations  of a  10.0000%  Percentage  Interest  and in  integral  multiples  of a 0.0001%
Percentage  Interest in excess  thereof.  As provided in the  Agreement and subject to certain limitations  therein set forth,  the  Certificates  are  exchangeable  for new Certificates of authorized  denominations,  as requested by the Certificateholder  surrendering the same. This
Certificate is issued in the Percentage Interest above.

        No service charge will be made for any such registration of transfer or exchange,  but the Owner  Trustee or the  Certificate  Registrar may require  payment of a sum  sufficient to cover any tax or governmental charge payable in connection therewith.

        The Owner Trustee,  the Certificate  Paying Agent,  the Certificate  Registrar and any
agent of the Owner Trustee,  the Certificate  Paying Agent,  or the Certificate  Registrar may
treat the Person in whose name this  Certificate  is  registered  as the owner  hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate  Paying  Agent,  the  Certificate
Registrar or any such agent shall be affected by any notice to the contrary.

        This  Certificate  shall be governed by and construed in  accordance  with the laws of the State of Delaware.

        The obligations  created by the Agreement in respect of this Certificate and the Trust created  thereby shall  terminate upon the final  distribution of all moneys or other property or  proceeds  of the  Trust  Estate in  accordance  with the  terms of the  Indenture  and the
Agreement.

        Unless  the  certificate  of  authentication  hereon  shall have been  executed  by an authorized  officer of the Owner  Trustee,  or an  authenticating  agent by manual  signature, this  Certificate  shall not be entitled to any benefit  under the  Agreement  or be valid for any purpose.

        IN  WITNESS  WHEREOF,  the  Owner  Trustee,  on  behalf  of the  Trust  and not in its individual capacity, has caused this Certificate to be duly executed.

                                               GMACM HOME LOAN TRUST 2006-HLTV1

                                               By:   WILMINGTON TRUST COMPANY,
                                                       not in its individual capacity but
                                                       solely as Owner Trustee

Dated: March 30, 2006                          By:
                                                       Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:
            Authorized Signatory

or                                         ,
as Authenticating Agent of the Owner Trustee

By:
            Authorized Signatory

                                          ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                               PLEASE INSERT SOCIAL SECURITY OR
                             OTHER IDENTIFYING NUMBER OF ASSIGNEE

 _____________________________________________________________________________________________
        (Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:_________________________
                                             _____________________________________ */
                                                       Signature Guaranteed:

                                                  ___________________________ */

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York
Stock Exchange or a commercial bank or trust company.

                                  DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate
Paying Agent:

        Distribution shall be made by wire transfer in immediately available funds to
________________________________________________________________________________________
for the account of ____________________________________________________________, account number ________________________, or, if mailed by check, to ____________________________.

        Applicable statements should be mailed to ______________________________________.

                                               ________________________________
                                               Signature of assignee or agent
                                               (for authorization of wire
                                               transfer only)

                                          EXHIBIT B

                                     CERTIFICATE OF TRUST

                                              OF

                               GMACM HOME LOAN TRUST 2006-HLTV1

        THE UNDERSIGNED,  Wilmington Trust Company, as owner trustee (the "Trustee"),  for the purpose of forming a statutory trust does hereby certify as follows:

        1.     The name of the statutory trust is:

               GMACM HOME LOAN TRUST 2006-HLTV1

        2.     The name and  business  address of the  Trustee of the  statutory  trust in the
State  Delaware is Wilmington  Trust Company,  Rodney Square North,  1100 North Market Street,
Wilmington, Delaware 19890.

        3.     The statutory trust reserves the right to amend,  alter,  change, or repeal any provision  contained in this  Certificate  of Trust in the manner now or hereafter  prescribed by law.

        4.     This Certificate of Trust shall be effective upon filing.

        THE UNDERSIGNED,  being the Trustee  hereinbefore  named, for the purpose of forming a statutory  trust  pursuant to the  provisions of the Delaware  Statutory  Trust Act, does make this certificate of trust,  hereby  declaring and further  certifying that this is its act and deed and that to the best of the  undersigned's  knowledge  and belief the facts herein stated
are true.

                                               WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as owner trustee under the trust agreement
                                                   to be dated as of March 30, 2006

                                               By: ____________________________________________
                                                   Name:
                                                   Title:

Dated:  March 30, 2006

                                          EXHIBIT C

                         FORM OF RULE 144A INVESTMENT REPRESENTATION

                   Description of Rule 144A Securities, including numbers:

        The undersigned  seller, as registered holder (the "Seller"),  intends to transfer the
Rule 144A Securities described above to the undersigned buyer (the "Buyer").

        1.     In  connection  with  such  transfer  and in  accordance  with  the  agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby  certifies  the
following   facts:   Neither  the  Seller  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  from, or otherwise  approached or negotiated  with  respect  to  the  Rule  144A  Securities,  any  interest  in the  Rule  144A
Securities or any other similar  security with, any person in any manner,  or made any general solicitation  by means of  general  advertising  or in any  other  manner,  or taken any other action,  that  would  constitute  a  distribution  of  the  Rule  144A  Securities  under  the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A  Securities  a  violation  of Section 5 of the 1933 Act or require  registration pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other  than the Buyer or  another  "qualified  institutional  buyer" as  defined  in Rule 144A under the 1933 Act.

        2.     The Buyer  warrants and  represents  to, and covenants  with, the Owner Trustee and the  Depositor,  pursuant  to Section  3.05 of the trust  agreement  dated as of March 30,
2006 (the "Agreement"),  between Residential Asset Mortgage Products,  Inc., as depositor (the
"Depositor"),  and  JPMorgan  Chase Bank,  National  Association,  as  indenture  trustee (the
"Indenture Trustee"), as follows:

               a.  The  Buyer  understands  that  the  Rule  144A  Securities  have  not  been registered under the 1933 Act or the securities laws of any state.

               b. The  Buyer  considers  itself  a  substantial,  sophisticated  institutional investor  having such knowledge and experience in financial and business  matters that it is  capable of  evaluating  the  merits  and risks of  investment  in the Rule 144A
        Securities.

               c. The Buyer has been  furnished with all  information  regarding the Rule 144A
        Securities  that it has requested from the Seller,  the Indenture  Trustee,  the Owner
        Trustee or the Servicer.

               d.   Neither  the  Buyer  nor  anyone   acting  on  its  behalf  has   offered,
        transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
        Securities,  any interest in the Rule 144A  Securities or any other  similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A  Securities  or any other  similar  security  with,  any person  in  any  manner,  or  made  any  general  solicitation  by  means  of  general advertising or in any other manner,  or taken any other action,  that would constitute a  distribution  of the Rule 144A  Securities  under the 1933 Act or that would render the  disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it  authorize  any person to act, in such  manner  with  respect to the Rule 144A
        Securities.

               e. The Buyer is a  "qualified  institutional  buyer" as that term is defined in
        Rule 144A under the 1933 Act and has  completed  either of the forms of  certification to that  effect  attached  hereto as Annex 1 or Annex 2. The  Buyer is aware  that the sale to it is being made in reliance  on Rule 144A.  The Buyer is  acquiring  the Rule
        144A Securities for its own account or the accounts of other  qualified  institutional buyers,  understands  that  such  Rule  144A  Securities  may be  resold,  pledged  or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer  that  purchases  for  its  own  account  or  for  the  account  of a  qualified institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in  reliance  on Rule 144A,  or (ii)  pursuant  to another  exemption  from registration under the 1933 Act.

        3.     The Buyer represents that:

               (i)    either (a) or (b) is satisfied, as marked below:

                                    a.  The  Buyer is not any  employee  benefit  plan subject to the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"), or the  Internal  Revenue  Code of 1986,  as  amended  (the  "Code"),  a Person acting,  directly  or  indirectly,  on behalf  of any such  plan or any  Person acquiring such  Certificates with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                                    b.  The  Buyer  will  provide  the  Depositor,  the  Owner
               Trustee,  the  Certificate  Registrar  and the  Servicer  with  either:  (x) an opinion of counsel,  satisfactory  to the  Depositor,  the Owner  Trustee,  the
               Certificate  Registrar  and the  Servicer,  to the effect that the purchase and holding  of a  Certificate  by or on behalf of the Buyer is  permissible  under applicable  law,  will not  constitute  or result in a  prohibited  transaction under  Section  406 of  ERISA  or  Section  4975  of the  Code  (or  comparable provisions of any  subsequent  enactments)  and will not subject the Depositor, the Owner Trustee, the Certificate  Registrar or the Servicer to any obligation or liability  (including  liabilities  under ERISA or Section 4975 of the Code)
               in  addition  to those  undertaken  in the Trust  Agreement,  which  opinion of counsel  shall not be an  expense  of the  Depositor,  the Owner  Trustee,  the
               Certificate  Registrar  or the  Servicer;  or (y) in lieu of  such  opinion  of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

               (ii)   the Buyer is familiar with the prohibited  transaction  restrictions and fiduciary  responsibility  requirements  of Sections  406 and 407 of ERISA and Section
        4975 of the Code and understands that each of the parties to which this  certification is made is relying and will continue to rely on the statements  made in this paragraph
        3.

        This  document  may be  executed  in one or  more  counterparts  and by the  different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed  thereto in  Appendix A to the  indenture  dated as of March 30,  2006,  between  the
Trust and the Indenture Trustee.

        IN WITNESS WHEREOF,  each of the parties has executed this document as of the date set forth below.

Print Name of Seller                             Print Name of Buyer

By:                                              By:
    Name:                                            Name:
    Title:                                           Title:

Taxpayer Identification:                         Taxpayer Identification:

No.                                              No.

Date:                                            Date:

                                                                          ANNEX 1 TO EXHIBIT C

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    For Buyers Other Than Registered Investment Companies

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this certification is attached:

        1.     As indicated below, the undersigned is the President,  Chief Financial Officer,
Senior Vice President or other executive officer of the Buyer.

        2.     In  connection  with  purchases  by  the  Buyer,  the  Buyer  is  a  "qualified institutional  buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933
("Rule  144A")  because  (i)  the  Buyer  owned  and/or  invested  on  a  discretionary  basis
$________________________________(1) in  securities   (except  for  the  excluded   securities
referred to below) as of the end of the Buyer's  most recent  fiscal year (such  amount  being calculated  in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the criteria in the category marked below.

               Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan association or similar  institution),  Massachusetts or similar  statutory trust,  partnership,  or charitable organization described in Section 501(c)(3)
               of the Internal Revenue Code.

               Bank. The Buyer (a) is a national bank or banking  institution  organized under the laws of any state,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is  supervised by the state or territorial  banking  commission  or similar  official or is a foreign  bank or equivalent  institution,  and  (b)  has  an  audited  net  worth  of  at  least
               $25,000,000 as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

               Savings  and Loan.  The Buyer (a) is a savings and loan  association,  building and loan  association,  cooperative  bank,  homestead  association  or  similar institution,  which is supervised and examined by a state or federal  authority having  supervision over any such institutions or is a foreign savings and loan association  or equivalent  institution  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

               Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the
               Securities Exchange Act of 1934, as amended.

               Insurance  Company.  The  Buyer  is an  insurance  company  whose  primary  and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten by insurance  companies and which is subject to supervision by the  insurance  commissioner  or a similar  official or agency of a state or territory or the District of Columbia.

               State or Local  Plan.  The  Buyer is a plan  established  and  maintained  by a state,  its political  subdivisions,  or any agency or  instrumentality  of the state or its political subdivisions, for the benefit of its employees.

               ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title
               I of the Employee Retirement Income Security Act of 1974, as amended.

               Investment  Adviser.  The Buyer is an investment  adviser  registered under the
               Investment Advisers Act of 1940. as amended.

               SBIC. The Buyer is a Small  Business  Investment  Company  licensed by the U.S.
               Small  Business  Administration  under  Section  301(c)  or (d)  of  the  Small
               Business Investment Act of 1958, as amended.

               Business  Development  Company.  The Buyer is a business development company as defined  in Section  202(a)(22)  of the  Investment  Advisers  Act of 1940,  as
               amended.

               Trust  Fund.  The  Buyer  is a trust  fund  whose  trustee  is a bank or  trust company  and whose  participants  are  exclusively  (a) plans  established  and
               maintained  by  a  state,  its  political   subdivisions,   or  any  agency  or
               instrumentality of the state or its political subdivisions,  for the benefit of its employees,  or (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement Income Security Act of 1974, as amended,  but is not a trust fund that  includes as  participants  individual  retirement  accounts or
               H.R. 10 plans.

________________

(1)  Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

        3.     The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are  affiliated  with the  Buyer,  (ii)  securities  that are part of an  unsold allotment  to or  subscription  by the Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit notes and certificates of deposit, (iv) loan participations,  (v) repurchase agreements,  (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

        4.     For purposes of  determining  the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the Buyer,  the Buyer used the cost of such  securities to the  Buyer  and  did  not  include  any  of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such  aggregate  amount,  the Buyer  may have  included
securities  owned  by  subsidiaries  of  the  Buyer,   but  only  if  such   subsidiaries  are
consolidated  with  the  Buyer  in  its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the  investments of such  subsidiaries  are managed  under the  Buyer's  direction.  However,  such  securities  were not  included if the
Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

        5.     The Buyer  acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties  related to the Rule 144A  Securities  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                    Will the Buyer be purchasing the Rule 144A
                Yes         No      Securities only for the Buyer's own account?

        6.     If the answer to the  foregoing  question is "no",  the Buyer agrees  that,  in connection  with any  purchase  of  securities  sold to the Buyer for the  account  of a third party  (including  any  separate  account)  in  reliance  on Rule  144A,  the Buyer  will only purchase  for the  account  of a third  party that at the time is a  "qualified  institutional buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for  a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate steps  contemplated by
Rule 144A to conclude that such third party  independently  meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7.     The Buyer will notify each of the parties to which this  certification  is made of any changes in the  information  and conclusions  herein.  Until such notice is given,  the
Buyer's   purchase  of  Rule  144A  Securities   will  constitute  a  reaffirmation   of  this
certification as of the date of such purchase.

                                               Print Name of Buyer

                                               By:
                                                      Name:
                                                      Title:

                                               Date:

                                                                          ANNEX 2 TO EXHIBIT C

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                     For Buyers That Are Registered Investment Companies

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this certification is attached:

        1.     As indicated below, the undersigned is the President,  Chief Financial  Officer or Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional  buyer"
as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule 144A")  because
Buyer is part of a Family of Investment  Companies (as defined  below),  is such an officer of the Adviser.

        2.     In connection with purchases by Buyer, the Buyer is a "qualified  institutional buyer" as defined  in Rule 144A  because  (i) the Buyer is an  investment  company  registered under the Investment  Company Act of 1940, and (ii) as marked below,  the Buyer alone,  or the
Buyer's  Family of Investment  Companies,  owned at least  $100,000,000  in securities  (other than the  excluded  securities  referred  to below) as of the end of the  Buyer's  most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

                             The  Buyer   owned   $ ________________________________________in
                      securities (other than the excluded  securities referred to below) as of the end of the  Buyer's  most  recent  fiscal  year (such  amount  being calculated in accordance with Rule 144A).

                             The  Buyer  is part of a Family  of  Investment  Companies  which owned  in  the  aggregate  $ ____________________________ in  securities
                      (other than the excluded  securities referred to below) as of the end of the Buyer's most recent  fiscal year (such amount  being  calculated  in accordance with Rule 144A).

        3.     The term  "Family of  Investment  Companies"  as used herein  means two or more registered  investment  companies (or series thereof) that have the same investment adviser or investment  advisers that are affiliated (by virtue of being  majority owned  subsidiaries  of the same  parent or because  one  investment  adviser is a majority  owned  subsidiary  of the other).

        4.     The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers that are  affiliated  with the Buyer or are part of the Buyer's  Family of  Investment
Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,
(iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

        5.     The Buyer is familiar with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the  statements made  herein  because  one or more sales to the Buyer  will be in  reliance  on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

        6.     The undersigned will notify each of the parties to which this  certification is made of any  changes  in the  information  and  conclusions  herein.  Until such  notice,  the
Buyer's   purchase  of  Rule  144A  Securities   will  constitute  a  reaffirmation   of  this
certification by the undersigned as of the date of such purchase.

                                               Print Name of Buyer

                                               By:
                                                   Name:
                                                   Title:

                                               IF AN ADVISER:

                                               Print Name of Buyer

                                               Date:

                                          EXHIBIT D

                            FORM OF INVESTOR REPRESENTATION LETTER

                      _______________,____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, National Association
227 W. Monroe Street, 26th Floor
Chicago, Illinois 60606

               Re:    Residential Asset Mortgage Products, Inc.,
                      GMACM Home Loan-Backed Certificates, Series 2006-HLTV1

Ladies and Gentlemen:

               ___________________    (the    "Purchaser")    intends   to    purchase    from
                              (the "Seller")  $            Certificate  Percentage Interest of
Certificates  of  Series  2006-HLTV1  (the  "Certificates"),  issued  pursuant  to  the  trust agreement  dated as of March 30,  2006 (the  "Trust  Agreement"),  between  Residential  Asset
Mortgage  Products,  Inc., as depositor (the  "Depositor")  and Wilmington  Trust Company,  as
owner  trustee  (the "Owner  Trustee"),  as  acknowledged  and agreed by JPMorgan  Chase Bank,
National  Association,  as Certificate  Registrar.  Capitalized terms used herein that are not otherwise  defined  shall have the meanings  ascribed  thereto in Appendix A to the  indenture dated as of March 30,  2006,  between  the  Trust and the  Indenture  Trustee.  The  Purchaser
hereby  certifies,  represents  and warrants to, and  covenants  with,  the  Depositor and the
Certificate Registrar that:

               1.     The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified  under the Securities Act of 1933, as amended (the
        "Act"),  or any state  securities  law, (b) the Company is not required to so register or qualify the  Certificates,  (c) the  Certificates  may be resold only if registered and qualified  pursuant to the provisions of the Act or any state  securities  law, or if an exemption from such registration and  qualification is available,  (d) the Trust
        Agreement  contains  restrictions  regarding the transfer of the  Certificates and (e)
        the Certificates will bear a legend to the foregoing effect.

               2.     The  Purchaser is  acquiring  the  Certificates  for its own account for investment  only  and  not  with  a  view  to or  for  sale  in  connection  with  any distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

               3.     The  Purchaser  is  (a)  a  substantial,   sophisticated   institutional
        investor having such knowledge and experience in financial and business matters,  and, in  particular,  in such matters  related to securities  similar to the  Certificates, such that it is  capable of  evaluating  the  merits  and risks of  investment  in the
        Certificates,  (b) able to bear the economic  risks of such an  investment  and (c) an
        "accredited  investor" within the meaning of Rule 501(a)  promulgated  pursuant to the
        Act.

               4.     The Purchaser has been  furnished  with,  and has had an  opportunity to review  a copy of the  Trust  Agreement  and such  other  information  concerning  the
        Certificates,  the Home Loans and the Depositor as has been requested by the Purchaser from the  Depositor  or the Seller and is  relevant  to the  Purchaser's  decision  to purchase the  Certificates.  The  Purchaser  has had any  questions  arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

               5.     The  Purchaser  has not and  will not nor has it  authorized  or will it authorize any person to (a) offer,  pledge, sell, dispose of or otherwise transfer any
        Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner, (b) solicit any offer to buy or to accept a pledge,  disposition of other  transfer of any  Certificate,  any interest in any  Certificate or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate with respect to any Certificate,  any interest in any Certificate or any other similar security with any person in any manner, (d) make any general  solicitation by means of general  advertising or in any other manner or (e) take any other action,  that (as to any of (a) through (d) above)  would  constitute  a  distribution  of any  Certificate under the Act,  that would render the  disposition  of any  Certificate a violation of
        Section 5 of the Act or any state  securities law, or that would require  registration or qualification  pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the  Certificates,  except  in  compliance  with the  provisions  of the  Trust
        Agreement.

               6.     The Purchaser represents:

                      (i) that either (a) or (b) is satisfied, as marked below:

                                    a.      The  Purchaser  is not any  employee  benefit plan
               subject to the Employee  Retirement  Income  Security  Act of 1974,  as amended
               ("ERISA"),  or the Internal  Revenue Code of 1986, as amended (the  "Code"),  a
               Person  acting,  directly  or  indirectly,  on  behalf  of any such plan or any
               Person  acquiring  such  Certificates  with "plan  assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                                    b.      The  Purchaser  will  provide the  Depositor,  the
               Owner Trustee,  the Certificate  Registrar and the Servicer with either: (x) an opinion of counsel,  satisfactory  to the  Depositor,  the Owner  Trustee,  the
               Certificate  Registrar  and the  Servicer,  to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible  under applicable  law,  will not  constitute  or result in a  prohibited  transaction under  Section  406 of  ERISA  or  Section  4975  of the  Code  (or  comparable provisions of any  subsequent  enactments)  and will not subject the Depositor, the Owner Trustee, the Certificate  Registrar or the Servicer to any obligation or liability  (including  liabilities  under ERISA or Section 4975 of the Code)
               in  addition  to those  undertaken  in the Trust  Agreement,  which  opinion of counsel  shall not be an  expense  of the  Depositor,  the Owner  Trustee,  the
               Certificate  Registrar  or the  Servicer;  or (y) in lieu of  such  opinion  of counsel, a certification in the form of Exhibit G to the Trust Agreement; and

                      (ii)  the  Purchaser  is  familiar  with  the   prohibited   transaction
        restrictions  and  fiduciary  responsibility  requirements  of Sections 406 and 407 of
        ERISA and Section 4975 of the Code and  understands  that each of the parties to which this  certification  is made is relying and will  continue  to rely on the  statements made in this paragraph 6.

               7.     The Purchaser is not a non-United States person.

                                               Very truly yours,

                                               By: ______________________________________
                                                   Name:
                                                   Title:

                                          EXHIBIT E

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                                         ________________,__

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, National Association
227 W. Monroe Street, 26th Floor
Chicago, Illinois 60606
               Re:    Residential Asset Mortgage Products, Inc.
                      GMACM Home Loan-Backed Certificates, Series 2006-HLTV1

Ladies and Gentlemen:

                 ____________________(the    "Purchaser")    intends   to    purchase    from
(the  "Seller")  a ______%  Percentage  Interest of  Certificates  of Series  2006-HLTV1  (the
"Certificates"),  issued  pursuant  to the trust  agreement  dated as of March  30,  2006 (the
"Trust  Agreement"),  between  Residential  Asset Mortgage  Products,  Inc., as depositor (the
"Depositor"),  and  Wilmington  Trust  Company,  as owner  trustee (the "Owner  Trustee"),  as acknowledged  and  agreed  by  JPMorgan  Chase  Bank,  National  Association,  as  Certificate
Registrar.  Capitalized  terms  used  herein  that are not  otherwise  defined  shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of March 30, 2006,  between the Trust and the Indenture  Trustee.  The Seller hereby  certifies,  represents  and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

        Neither the Seller nor anyone  acting on its behalf has (a)  offered,  pledged,  sold, disposed of or otherwise  transferred any Certificate,  any interest in any Certificate or any other similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other  transfer  of any  Certificate,  any  interest  in any
Certificate  or any other similar  security  from any person in any manner,  (c) has otherwise approached or negotiated with respect to any  Certificate,  any interest in any Certificate or any  other  similar  security  with  any  person  in any  manner,  (d) has  made  any  general solicitation  by means of general  advertising  or in any other  manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above) would  constitute a  distribution  of the  Certificates  under the  Securities  Act of 1933  (the  "Act"),  that  would  render  the disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities law, or that would require registration or qualification pursuant thereto.  The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.
The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                               Very truly yours,

                                               (Seller)

                                               By:  ______________________________________
                                                   Name:
                                                   Title:

                                          EXHIBIT F

                          FORM OF CERTIFICATE OF NON-FOREIGN STATUS

        This  Certificate of Non-Foreign  Status is delivered  pursuant to Section 3.05 of the trust  agreement  dated as of March 30,  2006 (the  "Trust  Agreement"),  between  Residential
Asset Mortgage Products,  Inc., as depositor (the "Depositor"),  and Wilmington Trust Company, as owner trustee,  in connection  with the  acquisition  of,  transfer to or possession by the undersigned,  whether as beneficial  owner (the "Beneficial  Owner"),  or nominee on behalf of
the  Beneficial  Owner  of  GMACM  Home  Loan-Backed  Certificates,   Series  2006-HLTV1  (the
"Certificates").  Capitalized  terms used herein that are not otherwise defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of March 30, 2006,  between the Trust and the Indenture Trustee.

        Each holder  must  complete  Part I, Part II (if the holder is a nominee),  and in all cases sign and otherwise complete Part III.

        In addition,  each holder shall submit with the  Certificate  an IRS Form W-9 relating to such holder.

        To  confirm to the Trust  that the  provisions  of  Sections  871,  881 or 1446 of the
Internal  Revenue  Code  (relating  to  withholding  tax on foreign  partners) do not apply in respect of the Certificates held by the undersigned, the undersigned hereby certifies:

Part I -              Complete Either A or B

               A.     Individual as Beneficial Owner

                      1.     I am (the  Beneficial  Owner is ) not a  non-resident  alien  for purposes of U.S. income taxation;

                      2.     My (the Beneficial Owner's) name and home address are:

                            ___________________________________________________; and

                      3.     My (the Beneficial Owner's) U.S. taxpayer  identification  number
                             (Social Security Number) is _______________________.

               B.     Corporate, Partnership or Other Entity as Beneficial Owner

                      1.                                   (Name of the  Beneficial  Owner) is
                             not a foreign  corporation,  foreign  partnership,  foreign trust or  foreign  estate (as those  terms are  defined in the Code and
                             Treasury Regulations;

                      2..    The   Beneficial    Owner's   office   address   and   place   of
                             incorporation (if applicable) is

                              _________________________________________________; and

                      3.     The Beneficial  Owner's U.S.  employer  identification  number is
                                                               .

Part II -      Nominees

        If the undersigned is the nominee for the Beneficial Owner, the undersigned  certifies that this Certificate has been made in reliance upon information contained in:

                      an IRS Form W-9

                      a form such as this or substantially similar

provided  to the  undersigned  by an  appropriate  person  and (i) the  undersigned  agrees to notify  the Trust at least  thirty  (30)  days  prior to the date  that the form  relied  upon becomes  obsolete,  and (ii) in connection with change in Beneficial  Owners,  the undersigned agrees to submit a new  Certificate  of  Non-Foreign  Status to the Trust  promptly after such change.

Part III -     Declaration

        The undersigned,  as the Beneficial  Owner or a nominee thereof,  agrees to notify the
Trust  within  sixty  (60)  days of the date  that the  Beneficial  Owner  becomes  a  foreign person.  The undersigned  understands  that this  certificate may be disclosed to the Internal
Revenue  Service by the Trust and any false  statement  contained  therein could be punishable by fines, imprisonment or both.

        Under  penalties of perjury,  I declare that I have examined this  certificate  and to the best of my  knowledge  and  belief  it is true,  correct  and  complete  and will  further declare that I will inform the Trust of any change in the  information  provided  above,  and, if applicable, I further declare that I have the authority* to sign this document.

       __________________________________
                    Name

       __________________________________
            Title (if applicable)

       __________________________________
             Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                          EXHIBIT G

                             FORM OF ERISA REPRESENTATION LETTER

                                                _______________,____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044

JPMorgan Chase Bank, National Association
227 W. Monroe Street, 26th Floor
Chicago, Illinois 60606

               Re:    Residential Asset Mortgage Products, Inc.
                      GMACM Home Loan-Backed Certificates, Series 2006-HLTV1

Dear Sirs:

                          ____________________________________(the "Transferee") intends to acquire from  ___________________________________ (the "Transferor") a _________% Percentage
Interest of GMACM Home Loan-Backed Certificates, Series 2006-HLTV1 (the "Certificates"),
issued pursuant to a trust agreement dated as of March 30, 2006, between Residential Asset
Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as
owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of
March 30, 2006, between the Trust and the Indenture Trustee.

        The Transferee hereby certifies, represents and warrants to, and covenants with, the
Depositor, the Owner Trustee, the Certificate Registrar and the Servicer that:

               (1)    either (a) the  Certificates (i) are not being acquired by, and will not be  transferred  to, any  employee  benefit plan within the meaning of Section 3(3) of the Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA") or other retirement arrangement,  including individual retirement accounts and annuities, Keogh plans and bank collective  investment funds and insurance  company general or separate accounts in which such plans,  accounts or arrangements are invested,  that is subject to Section  406 of ERISA or Section  4975 of the  Internal  Revenue  Code of 1986,  as
        amended (the "Code") (any of the  foregoing,  a "Plan"),  (ii) are not being  acquired with "plan  assets" of a Plan within the meaning of the  Department  of Labor  ("DOL")
        Regulations Section  2510.3-101,  and (iii) will not be transferred to any entity that is deemed to be  investing  in plan assets  within the meaning of the DOL  Regulations
        Section 2510.3-101; or

               (b)    the purchase of the  Certificates is permissible  under  applicable law, will not  constitute or result in any  prohibited  transaction  under ERISA or Section
        4975 of the  Code,  will  not  subject  the  Depositor  or the  Owner  Trustee  to any obligation in addition to those  undertaken in the Trust  Agreement  and, with respect to each  source of funds  being used by the  Transferee  to acquire  the  Certificates
        (each being  referred to as a "Source"),  the  Transferee is an insurance  company and
        (i) the Source is assets of its "general  account,"  (ii) the  conditions set forth in
        PTCE 95-60  issued by the DOL have been  satisfied  and the  purchase  and  holding of
        Certificates  by or on behalf of the  Transferee  are exempt  under PTCE 95-60,  (iii)
        less  then  25% of the  Transferee's  general  account  constitute  "plan  assets"  of
        "benefit   plan   investors"   within   the   meaning  of  DOL   Regulations   Section
        2510.3-101(f)(2),  and (iv) the amount of reserves  and  liabilities  for such general account  contracts  held by or on  behalf of any Plan do not  exceed  10% of the total reserves and  liabilities  of such general  account plus surplus as of the date hereof
        (for purposes of this clause,  all Plans maintained by the same employer (or affiliate thereof) or employee  organization  are deemed to be a single Plan) in connection with its purchase and holding of such Certificates.

               (2)    The Transferee is familiar with the prohibited transaction  restrictions and  fiduciary  responsibility  requirements  of  Sections  406 and 407 of  ERISA  and
        Section  4975 of the Code and  understands  that  each of the  parties  to which  this certification  is made is relying  and will  continue to rely on the  statements  made herein.

                                               Very truly yours,

                                               By: ____________________________________
                                                   Name:
                                                   Title:

                                          EXHIBIT H

                                FORM OF REPRESENTATION LETTER

                                                        ______________,___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044

JPMorgan Chase Bank, National Association
227 W. Monroe Street, 26th Floor
Chicago, Illinois 60606

               Re:    Residential Asset Mortgage Products, Inc.
                      GMACM Home Loan-Backed Certificates, Series 2006-HLTV1

Dear Sirs:

                         ____________________________(the  "Transferee")  intends  to acquire from  ___________________________________________ (the  "Transferor")  a ________%  Percentage
Interest of GMACM Home  Loan-Backed  Certificates,  Series  2006-HLTV1  (the  "Certificates"),
issued  pursuant to a trust  agreement  dated as of March 30,  2006 (the  "Trust  Agreement"),
Residential  Asset Mortgage  Products,  Inc., as depositor (the  "Depositor"),  and Wilmington
Trust  Company,  as owner trustee (the "Owner  Trustee").  Capitalized  terms used herein that are not  otherwise  defined  shall have the  meanings  ascribed  thereto in  Appendix A to the indenture dated as of March 30, 2006, between the Trust and the Indenture Trustee.

        The Transferee hereby  certifies,  represents and warrants to, and covenants with, the
Depositor, the Owner Trustee, the Certificate Registrar and the Servicer that:

               (1)    the  Transferee is acquiring the  Certificate  for its own behalf and is not acting as agent or  custodian  for any other person or entity in  connection  with such acquisition; and

               (2)    the Transferee is not a partnership,  grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership,  grantor trust or
        S corporation for federal income tax purposes,  the Certificates are not more than 50%
        of the assets of the partnership, grantor trust or S corporation.

                                               Very truly yours,

                                               By: ____________________________
                                                   Name:
                                                   Title: